                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



     [X] Definitive proxy statement


     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             METAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

METAL MANAGEMENT, INC.
500 NORTH DEARBORN STREET
SUITE 405
CHICAGO, ILLINOIS 60610


October 6, 1998


Dear Stockholder:


     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Metal Management, Inc. (the "Company") which will be held at 10:00 a.m., Central time, on Monday, November 2, 1998, at the Westin River North, 320 North Dearborn Street, Chicago, Illinois. The formal Notice of Meeting and Proxy Statement containing further information about the meeting are on the following pages.



     The primary business to be conducted at the meeting will be: (i) to elect directors for the coming year; (ii) to approve the Company's Amended and Restated Certificate of Incorporation which would serve to increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 80,000,000 to 140,000,000 and eliminate the ability of stockholders to act by written consent; (iii) to amend the Company's 1995 Stock Plan for employees and consultants to increase the number of shares of Common Stock authorized for issuance under the 1995 Stock Plan from 2,600,000 to 5,200,000; (iv) to approve the Company's 1998 Director Compensation Plan; (v) to approve the Company's 1998 Employee Stock Purchase Plan; and (vi) to approve the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants.



     Your vote at the meeting is important no matter how many shares you own. To ensure that your shares will be voted, please sign and date the enclosed proxy card and return it promptly in the accompanying envelope. You are encouraged to specify your choices on matters to be voted upon. However, it is not necessary to specify any choice if you wish to vote in accordance with the recommendations of the Board of Directors. We hope that you will be able to attend the meeting. If you do, you may vote your stock in person even though you have returned a proxy card.



     If you have any questions about the matters being voted upon or require assistance in completing your proxy card, contact David Carpenter, Vice President, General Counsel and Secretary of the Company, at (312) 645-0700.


Sincerely,

METAL MANAGEMENT, INC.

GERARD M. JACOBS
Chief Executive Officer

T. BENJAMIN JENNINGS
Chairman of the Board and
Chief Development Officer

                             METAL MANAGEMENT, INC.
                      500 North Dearborn Street, Suite 405
                            Chicago, Illinois 60610
                                 (312) 645-0700
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 2, 1998
                            ------------------------

To the Stockholders of Metal Management, Inc.:


     The Annual Meeting of Stockholders (the "Annual Meeting") of Metal Management, Inc., a Delaware corporation (the "Company"), will be held at the Westin River North, 320 North Dearborn Street, Chicago, Illinois, on Monday, November 2, 1998, at 10:00 a.m., Central time, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:


     1. To elect ten persons to the Company's Board of Directors;

     2. To approve the Company's Amended and Restated Certificate of Incorporation which would serve to increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 80,000,000 to 140,000,000 and eliminate the ability of stockholders to act by written consent;

     3. To amend the Company's 1995 Stock Plan (the "Stock Plan") for employees and consultants to increase the number of shares of Common Stock authorized for issuance under the Stock Plan from 2,600,000 to 5,200,000;

     4. To approve the Company's 1998 Director Compensation Plan (the "1998 Director Plan");

     5. To approve the Company's 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan");

     6. To approve the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 1999 fiscal year; and

     7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Pursuant to the Company's by-laws, the Board of Directors has fixed the close of business on October 2, 1998 as the record date for determination of common stockholders entitled to notice of and to vote at the Annual Meeting. A proxy statement with respect to the Annual Meeting accompanies and forms a part of this Notice. A list of these stockholders will be maintained and open for examination by any stockholder, for any purpose germane to the Annual Meeting, during regular business hours at the above address of the Company for ten days prior to the meeting.



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                    DAVID A. CARPENTER
                                                        Secretary

Chicago, Illinois

October 6, 1998

                             METAL MANAGEMENT, INC.
                      500 North Dearborn Street, Suite 405
                            Chicago, Illinois 60610
                                 (312) 645-0700

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on November 2, 1998
                            ------------------------


     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Metal Management, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on November 2, 1998, beginning at 10:00 a.m., Central time, at the Westin River North, 320 North Dearborn Street, Chicago, Illinois, and any adjournment(s) thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about October 7, 1998.


                          VOTING RIGHTS AND PROCEDURES


     Only common stockholders of record on the books of the Company at the close of business on October 2, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. Each of these stockholders will be entitled to one vote per share of the Company's common stock, par value $.01 per share ("Common Stock"). There were outstanding at the close of business on the Record Date 39,632,289 shares of Common Stock. The presence in person or by proxy of the holders of shares of Common Stock representing a majority of all issued and outstanding shares of Common Stock entitled to vote will constitute a quorum. Votes cast in person or by proxy will be tabulated by inspectors of election appointed for the Annual Meeting who will determine whether a quorum is present.



     Shares of Common Stock represented by an effective proxy given by a stockholder will be voted as directed by the stockholder. A stockholder who submits a proxy on the accompanying form has the right to revoke it at any time prior to its use by (i) delivering a written notice to the Secretary of the Company, (ii) executing a later-dated proxy or (iii) attending the Annual Meeting and voting in person. The form of proxy provides a space for stockholders to withhold their vote for any proposal. Stockholders are urged to indicate their vote on each matter in the space provided. If a properly executed proxy card is returned to the Company and no space is marked, it will be voted by the persons therein named at the meeting: (i) for the election of the directors recommended by the Board of Directors; (ii) for the adoption of the Company's Amended and Restated Certificate of Incorporation which would serve to increase the number of authorized shares of Common Stock from 80,000,000 to 140,000,000 and eliminate the ability of stockholders to act by written consent;
(iii) for the amendment to the Stock Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,600,000 to 5,200,000;
(iv) for the adoption of the 1998 Director Plan; (v) for the adoption of the Employee Stock Purchase Plan; (vi) for the selection of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent public accountants for the fiscal year ending on March 31, 1999; and (vii) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which does not require postage if mailed in the United States.


     Directors will be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and voting for the election of directors, provided a quorum is present. Stockholders are not allowed to cumulate their votes in the election of directors. Approval of the following actions will require an affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such proposal, provided a quorum is present: (i) the amendment to the Stock Plan; (ii) the adoption of the 1998 Director Plan; (iii) the adoption of the Employee Stock Purchase Plan; and (iv) the selection of PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending on March 31, 1999. Approval of the Company's Amended and Restated Certificate of Incorporation will require an affirmative vote of the holders of a majority of all shares of Common Stock outstanding and entitled to vote thereon.

     In all cases, abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum. In the case of electing directors, approving the amendment to the Stock Plan, approving the 1998 Director Plan, approving the Employee Stock Purchase Plan and approving the selection of PricewaterhouseCoopers, abstentions will be treated as not voting on such matters. Accordingly, abstentions will have no effect on the number of votes necessary to elect directors, to approve the amendment to the Stock Plan, to approve the 1998 Director Plan, to approve the Employee Stock Purchase Plan or to approve the selection of PricewaterhouseCoopers. In the case of approving the Company's Amended and Restated Certificate of Incorporation, however, abstentions will count as votes against such proposal.

     In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares will not be treated as present or represented and entitled to vote for purposes of determining the presence of a quorum and will not be treated as present or represented and voting for purposes of determining the number of votes necessary for the approval of any matter on which they do not have discretionary authority to vote. Accordingly, broker non-votes will have no effect on the number of votes necessary to elect directors, to approve the amendment to the Stock Plan, to approve the adoption of the 1998 Director Plan, to approve the adoption of the Employee Stock Purchase Plan or to approve the selection of the independent public accountants. Broker non-votes, however, will count as votes against the proposal to approve the Company's Amended and Restated Certificate of Incorporation. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the meeting, the meeting may be adjourned in order to permit further solicitation of proxies.

     The Company will bear all costs of soliciting proxies, including charges made by brokers and other persons holding Common Stock in their names or in the names of nominees, for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

                            1. ELECTION OF DIRECTORS


     The Company's by-laws provide that the Board of Directors of the Company shall consist of not less than four and not more than twelve persons, with the exact number to be determined by resolution of the Board of Directors. The Board of Directors has resolved that the number of directors to be elected at the 1998 Annual Meeting is ten. Each director of the Company holds office until his successor is elected and qualified or until his earlier death, resignation or removal. The Company currently has ten directors following the resignations from the Board of Directors of Donald F. Moorehead, effective July 1, 1998, Christopher G. Knowles, effective July 31, 1998, and Harold Rubenstein, effective September 1, 1998, and the appointment by the Board of Directors of Kenneth A. Merlau and Joseph F. Naporano to fill two of the three vacancies.


     The ten nominees nominated by the Nominating Committee of the Board of Directors and for whom the enclosed proxy is intended to be voted are set forth below. All of the nominees are now serving as directors of the Company. Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

                NAME                     AGE                           POSITIONS
                ----                     ---                           ---------
T. Benjamin Jennings.................    34     Director, Chairman of the Board, Member of the Executive
                                                Committee and Chief Development Officer
Gerard M. Jacobs.....................    43     Director, Member of the Executive Committee and Chief
                                                Executive Officer
Albert A. Cozzi......................    53     Director, Member of the Executive Committee, President
                                                and Chief Operating Officer
George A. Isaac III..................    45     Director, Member of the Executive Committee and
                                                Executive Vice President
Joseph F. Naporano...................    57     Director and Vice Chairman of the Board
Frank J. Cozzi.......................    48     Director and Vice President
Gregory P. Cozzi.....................    44     Director
Rod F. Dammeyer......................    57     Director
Kenneth A. Merlau....................    52     Director
William T. Proler....................    50     Director


     T. Benjamin Jennings has served as a Director, Chairman of the Board and Chief Development Officer of the Company and its predecessor, General Parametrics Corporation ("GPC"), since April 1996 and as a member of the Executive Committee of the Board of Directors since June 1996. From August 1995 through April 1996, Mr. Jennings served as Co-Chairman of the Board, Co-President and Co-Chief Executive Officer of the Company. From 1993 through 1995, Mr. Jennings was a Director of First Southwest Company, a private investment banking firm based in Dallas, Texas. From 1990 to 1993, Mr. Jennings was a Vice President of Kidder Peabody & Co. Inc., where he concentrated on asset management, investment banking, private debt and equity placements, and related financing activities. Mr. Jennings is a graduate of Rice University and serves as Chairman of Chicago Inner-City Games Foundation and is also a Director of the YMCA of Metropolitan Chicago.



     Gerard M. Jacobs has served as a Director and Chief Executive Officer of the Company and its predecessor, GPC, since April 1996 and as a member of the Executive Committee of the Board of Directors since June 1996. From April 1996 through December 1997, Mr. Jacobs also served as President of the Company. From August 1995 through April 1996, Mr. Jacobs served as Co-Chairman of the Board, Co-President and Co-Chief Executive Officer of the Company. From 1983 to 1995, Mr. Jacobs developed resource recovery, landfill and hydroelectric projects for his own account and for the investment banking firm of Russell, Rea & Zappala, Inc. in Pittsburgh, Pennsylvania. From 1978 to 1983 Mr. Jacobs practiced securities, corporate and banking law with the firms of Reed, Smith, Shaw & McClay and Manion, Alder & Cohen, P.C., both in Pittsburgh, Pennsylvania. Mr. Jacobs is a Director of Crown Group, Inc., a publicly traded company engaged in various businesses. Mr. Jacobs is a graduate of Harvard University, where he was elected to Phi Beta Kappa, and the University of Chicago School of Law, which he attended as Weymouth Kirkland Law Scholar. Mr. Jacobs is an elected member of the Board of Education of District 200, Oak Park and River Forest High School, Oak Park, Illinois and is a Director of Chicago Inner-City Games Foundation.

     Albert A. Cozzi joined the Board of Directors, including its Executive Committee, and became President of the Company in December 1997 following the Company's merger with Cozzi Iron & Metal, Inc. ("Cozzi Iron & Metal"). Mr. Cozzi was employed by Cozzi Iron & Metal from 1963 to December 1997, and from 1980 to December 1997 served as its President. Mr. Cozzi became Chief Operating Officer and Senior Vice President of the Company on September 1, 1997. Mr. Cozzi received an MBA from the University of Chicago in 1988. From 1990 to 1992 he served as Chairman of the Ferrous Committee of the Institute of Scrap Recycling Industries ("ISRI"), an industry association. Mr. Cozzi is the brother of Frank
J. Cozzi and Gregory P. Cozzi.


     George A. Isaac III joined the Board of Directors of the Company, including the Executive Committee, and became Executive Vice President of the Company in June 1997, following the Company's acquisition of The Isaac Corporation, Ferrex Trading Corporation, Briquetting Corporation of America and Paulding Recycling, Inc. (collectively, the "Isaac Group"). Since 1988, he has served as President and Chief Executive Officer of the four companies in the Isaac Group. From 1977 through 1988 he worked as a management consultant at Deloitte and Touche LLP, where he was elected a partner. Mr. Isaac is on the Board of Directors/Advisors of several companies in the Toledo, Ohio area including Capital Bank, N.A. (a public bank holding company), Stonebridge Associates (a private acquisition holding company) and Betco, Inc. (a manufacturer of chemicals). He received a B.S. and an MBA with distinction from the University of Michigan.


     Joseph F. Naporano joined the Board of Directors of the Company and became Vice Chairman of the Board of the Company in August 1998 following the Company's acquisition of Naporano Iron & Metal Co. and Nimco Shredding Co. (collectively, "Naporano"). Mr. Naporano has served as the President of Naporano Iron & Metal Co. since 1965. He has served as President of Nimco Shredding Co. since 1972. Mr. Naporano earned a Metallurgical Engineer's degree from the Colorado School of Mines and received an MBA from Columbia University.

     Frank J. Cozzi joined the Board of Directors of the Company and became Vice President of the Company in December 1997 following the Company's merger with Cozzi Iron & Metal. Mr. Cozzi has been employed by Cozzi Iron & Metal since 1967 and became its President in December 1997. From February 1995 to December 1997, he served as Executive Vice President of Cozzi Iron & Metal. From March 1981 to December 1997, Mr. Cozzi served as Cozzi Iron & Metal's Treasurer and Secretary. From 1990 to 1991 he served as President of the Chicago Chapter of ISRI, and from 1988 to 1990 was national chairman of ISRI's transportation committee. Mr. Cozzi completed Harvard University's Owner President Management executive program in 1991. He also has served local and national positions with ISRI. Mr. Cozzi is the brother of Albert A. Cozzi and Gregory P. Cozzi.

     Gregory P. Cozzi joined the Board of Directors of the Company in December 1997 following the Company's merger with Cozzi Iron & Metal. Mr. Cozzi has been employed by Cozzi Iron & Metal since 1977 and became Executive Vice President and Secretary in December 1997. From 1977 to December 1997, Mr. Cozzi was a Vice President of Cozzi Iron & Metal. Mr. Cozzi is a graduate of Northern Michigan University. Mr. Cozzi is the brother of Albert A. Cozzi and Frank J. Cozzi.

     Rod F. Dammeyer joined the Board of Directors of the Company in January 1998. Mr. Dammeyer is currently the Vice Chairman of Anixter International, Inc. ("Anixter"), a distributor of networking and cabling products, where he has been employed since 1985. From 1985 to February 1998, Mr. Dammeyer served as President of Anixter. From 1993 to February 1998, he also served as Chief Executive Officer of Anixter. He is also the managing partner of Equity Group Investments, Inc. which has, among other things, investments in approximately 30 companies, several of which are public entities. Mr. Dammeyer is a Director of Anixter International, Inc., Antec Corporation, CNA Surety Corporation, Grupo Azucarero Mexico (GAM), IMC Global Inc., Jacor Communications, Inc., Stericycle, Inc., TeleTech Holdings, Inc. and Transmedia Network Inc. He is also a trustee of Van Kampen American Capital, Inc. closed-end funds.


     Kenneth A. Merlau joined the Board of Directors of the Company in July 1998. Since June 1993, Mr. Merlau has served as Chairman of Clipper Development Company, a business advisory service for privately owned companies and a strategic and operations consultant to emerging private companies. Mr. Merlau is a graduate of Purdue University and received an MBA from the University of Chicago. Mr. Merlau previously served on the Board of Directors of the Company from September 1997 through November 1997.



     William T. Proler joined the Board of Directors of the Company in August 1997 following the Company's acquisition of Proler Southwest Inc. and Proler Steelworks L.L.C (collectively, "Proler Southwest"). Since 1992, he has served as President and Chief Executive Officer of Proler Southwest Inc., and since 1994, he has served as a manager of Proler Steelworks L.L.C.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

BOARD MEETINGS AND COMMITTEES


     The Board of Directors of the Company held a total of seven meetings during the fiscal year ended March 31, 1998 ("fiscal 1998"). During fiscal 1998, no director attended fewer than 75% of the meetings held during the time such individual served as a director of the Company, except that Mike Melnik (who is no longer a director, as of December 1, 1997) attended only one of two Board meetings during the period of fiscal 1998 that he was a director. The Board of Directors has four standing committees: an Executive Committee, an Audit Committee, an Executive Compensation Committee and a Nominating Committee.



     The Executive Committee is comprised of Messrs. Jennings, Jacobs, Albert Cozzi and Isaac. The Executive Committee is authorized to act on the Board's behalf with respect to all matters, except as such powers are limited by the Stockholders Agreement (as defined herein) and by Delaware law. This committee met twice during fiscal 1998 and took numerous other actions by unanimous written consent. During fiscal 1998, no member of the Executive Committee attended fewer than 75% of the meetings of the committee.



     The Audit Committee is comprised of Messrs. Dammeyer, Isaac and Merlau. Mr. Dammeyer serves as Chairman of this committee. This committee recommends engagements of the Company's independent public accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls. This committee did not meet during fiscal 1998.



     The Executive Compensation Committee is comprised of Messrs. Dammeyer, Merlau and Jennings. Mr. Dammeyer serves as Chairman of this committee. This committee reviews and administers the compensation of the officers of the Company. This committee did not meet during fiscal 1998.


     The Nominating Committee is comprised of Messrs. Jennings, Jacobs and Albert Cozzi. The Stockholders Agreement provides that the Cozzi Shareholders (as defined herein) may designate five individuals for nomination as directors, the MTLM Shareholders (as defined herein) may designate five individuals for nomination as directors and Samstock, L.L.C. ("Samstock") may designate one individual for nomination as a director. See "Certain Relationships and Related Transactions -- Stockholders Agreements." However, the Cozzi Shareholders and the MTLM Shareholders, collectively, have agreed to designate nine individuals for nomination as directors and Samstock has designated one individual for nomination as a director. This committee nominates candidates for the Board of Directors and will consider nominees recommended by stockholders. This committee did not meet during fiscal 1998.


     Under the by-laws of the Company, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by the Secretary of the Company at the Company's principal executive office not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event the annual meeting is called for a date which is not within 60 days before or after such anniversary date, notice by the stockholder, to be timely, must be received no later than the close of business on the fifteenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made, whichever occurs first. The stockholder's notice must set forth: (i) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company beneficially owned, a description of all arrangements or understandings between such stockholder and such nominee, any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such other information as may be reasonably required by the Company to determine the eligibility of such nominee to serve as a director and such nominee's written consent to serve as a director if so elected; and
(ii) with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name, address and class and number of shares of the Company that are beneficially owned by such stockholder and any such beneficial owner. Notwithstanding compliance with the foregoing procedure, no person proposed to be nominated to the Board of Directors by a stockholder pursuant to this procedure shall be considered at the meeting unless the stockholder who has provided the notice, or his proxy, nominates such person at the meeting. The presiding officer of the meeting shall, if the facts warrant, refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.


DIRECTOR COMPENSATION


     Until August 27, 1998, all directors were paid a fee of $1,000 for each board or committee meeting attended in person (other than board and committee meetings held on the same day) and are reimbursed for their reasonable expenses in attending such meetings. Effective as of August 27, 1998, only non-employee directors of the Company (each an "Outside Director") are entitled to receive fees for attendance at board or committee meetings. Under the Company's 1996 Director Option Plan (the "1996 Director Plan"), each Outside Director is automatically granted an option to purchase 10,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors. In addition, as of each January 15, each Outside Director who has been a director for at least one month will be awarded an option to purchase 2,500 shares of Common Stock. In the event the 1998 Director Plan is approved, no future awards will be made under the 1996 Director Plan and all of a director's compensation will be provided pursuant to the 1998 Director Plan.


                               EXECUTIVE OFFICERS

     Set forth below is a table identifying the executive officers of the Company other than Messrs. Jennings, Jacobs, Albert Cozzi, Isaac and Frank Cozzi, each of whom is identified in the section entitled "Election of Directors."


             NAME                  AGE                             POSITIONS
             ----                  ---                             ---------
Daniel B. Burgess..............    34     Executive Vice President
David A. Carpenter.............    36     Vice President, General Counsel and Secretary
Xavier Hermosillo..............    48     Vice President, Investor Relations and Corporate
                                          Communications
Robert C. Larry................    37     Vice President, Finance, Treasurer and Chief Financial
                                          Officer


     Daniel B. Burgess has served as an Executive Vice President of the Company since September 1995. Prior to July 1996, Mr. Burgess served as Executive Vice President responsible for certain business operations which were subsequently discontinued by the Company. From June 1992 through September 1995, Mr. Burgess served as a Global Account Manager and Marketing Manager for AT&T Corp. Mr. Burgess graduated from Rice University and earned an MBA from Southern Methodist University.

     David A. Carpenter joined the Company in March 1998 as Vice President, General Counsel and Secretary. From October 1987 through March 1998, Mr. Carpenter was a corporate and securities law practitioner in the Chicago and London offices of Mayer, Brown & Platt, where he was a partner from and after January 1, 1997. Mr. Carpenter is a graduate of the University of Illinois and DePaul University College of Law. Mr. Carpenter is a Director of Metropolitan Family Services, a Chicago-based charitable organization. Mr. Carpenter is also a member of the American Bar Association, the Chicago Bar Association and the American Society of Corporate Secretaries.

     Xavier Hermosillo has served as Vice President, Investor Relations and Corporate Communications since December 1997. From August 1995 through March 1998, he served as Secretary of the Company. From August 1995 through September 1997, he served as a Director of the Company. From August 1995 through November 1997, he also provided investor and public relations services to the Company through Xavier Hermosillo & Associates, a public relations, marketing and government affairs firm which Mr. Hermosillo founded in 1985.

     Robert C. Larry has served as Vice President, Finance, Treasurer and Chief Financial Officer of the Company since August 1996. He served as Director of Finance and Investments for Caremark International, Inc., a diversified, publicly traded company engaged in providing health care services, from March 1995 to August 1996. In 1991, Mr. Larry co-founded The Grabscheid Group, Ltd., a professional services firm which specialized in financial restructuring and recapitalization services for private and publicly held firms. Mr. Larry served as an accountant and consultant at Ernst & Young, L.L.P., an international professional services firm, from 1983 to 1991. He graduated from Purdue University and received an MBA from the University of Chicago. Mr. Larry is a certified public accountant.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the relationship on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ. These officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all forms they file.


     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with except that Harold Rubenstein, a former director of the Company, was delinquent in filing reports on Form 4 for sales of an aggregate of 60,000 shares of Common Stock in eight separate transactions during February and March of 1998. All such sales were subsequently reported on a Form 5, filed on May 14, 1998.

                 OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY


     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 31, 1998 by: (i) each person who is known by the Company to own more than 5% of the Company's Common Stock; (ii) the directors, the chief executive officer and each of the executive officers of the Company named in the Summary Compensation Table; and (iii) all current officers and directors as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of the Company's Common Stock that are not outstanding but may be acquired by a person or entity upon exercise of all options and warrants exercisable by such entity or person within 60 days of August 31, 1998. However, those shares of Common Stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.



                      NAME AND ADDRESS                                               PERCENT OF
                   OF BENEFICIAL OWNER(1)                       NUMBER OF SHARES    TOTAL SHARES
                   ----------------------                       ----------------    ------------
Albert A. Cozzi.............................................        6,506,873(2)        16.3%
  2232 South Blue Island Ave.
  Chicago, IL 60608
Frank J. Cozzi..............................................        5,019,570(3)        12.6%
  2232 South Blue Island Ave.
  Chicago, IL 60608
Samstock, L.L.C.............................................        2,070,588(4)         5.2%
  2 North Riverside Plaza, Suite 600
  Chicago, IL 60606
Gerard M. Jacobs............................................        1,688,051(5)         4.2%
  500 North Dearborn, Suite 405
  Chicago, IL 60610
T. Benjamin Jennings........................................        1,687,849(6)         4.2%
  500 North Dearborn, Suite 405
  Chicago, IL 60610
Gregory P. Cozzi............................................        1,394,307(7)         3.5%
  2232 South Blue Island Ave.
  Chicago, IL 60608
George A. Isaac III.........................................        1,296,856(8)         3.2%
  1645 Indian Wood Circle
  Maumee, OH 43537
Joseph F. Naporano..........................................        1,213,924(9)         3.1%
  Foot of Hawkins Street
  Newark, NJ 07105
William T. Proler...........................................          743,750            1.9%
  90 Hirsh Road
  Houston, TX 77020
Kenneth A. Merlau...........................................          158,831(10)          *
  6505 Leroy Avenue
  Lincolnwood, IL 60646
Daniel B. Burgess...........................................          115,056(11)          *
  500 North Dearborn, Suite 405
  Chicago IL 60610
Robert C. Larry.............................................           41,666(12)          *
  500 North Dearborn, Suite 405
  Chicago IL 60610

                      NAME AND ADDRESS                                               PERCENT OF
                   OF BENEFICIAL OWNER(1)                       NUMBER OF SHARES    TOTAL SHARES
                   ----------------------                       ----------------    ------------
Rod F. Dammeyer.............................................           12,500(13)          *
  2 North Riverside Plaza, Suite 600
  Chicago, IL 60606
All current officers and directors as a group (14
  persons)..................................................       19,951,732           45.7%


-------------------------
  *  Less than 1%


 (1) Except as disclosed in the notes below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.



 (2) Consists of warrants to purchase 755,172 shares, 5,741,701 shares issued to Mr. Cozzi in connection with the Company's acquisition of Cozzi Iron & Metal and 10,000 shares purchased by Mr. Cozzi.



 (3) Consists of warrants to purchase 582,760 shares, 4,430,810 shares issued to Mr. Cozzi in connection with the Company's acquisition of Cozzi Iron & Metal and 6,000 shares purchased by Mr. Cozzi.



 (4) Consists of warrants to purchase 600,000 shares and 1,470,588 shares issued to Samstock, L.L.C. in a private offering.



 (5) Consists of warrants to purchase 808,333 shares, 99,718 shares issued upon conversion of Series A preferred stock, 510,000 shares purchased by Mr. Jacobs, 70,000 shares issued to Mr. Jacobs in a private offering, and options to purchase 200,000 shares.



 (6) Consists of warrants to purchase 808,333 shares, 99,516 shares issued upon conversion of Series A preferred stock, 510,000 shares purchased by Mr. Jennings, 70,000 shares issued to Mr. Jennings in a private offering, and options to purchase 200,000 shares.



 (7) Consists of warrants to purchase 162,070 shares and 1,232,237 shares issued to Mr. Cozzi in connection with the Company's acquisition of Cozzi Iron & Metal.



 (8) Consists of warrants to purchase 750,000 shares, 540,856 shares issued to the George A. Isaac III Second Revocable Trust in connection with the Company's acquisition of the Isaac Group and 6,000 shares purchased by Mr. Isaac.



 (9) Consists of 1,213,924 shares issued to Mr. Naporano in connection with the Company's acquisition of Naporano. Mr. Naporano subsequently transferred 730,866 of the shares to a partnership in which Mr. Naporano has shared voting and investment power over the shares.



(10) Consists of 137,931 shares purchased by Mr. Merlau, 900 shares held by Mr. Merlau as custodian for his son, a minor, and options to purchase 20,000 shares.



(11) Consists of warrants to purchase 30,000 shares, 5,056 shares purchased by Mr. Burgess and options to purchase 80,000 shares.



(12) Consists of options to purchase 41,666 shares.



(13) Consists of options to purchase 12,500 shares.



CHANGE IN CONTROL TRANSACTION


     Pursuant to the Merger Agreement, dated May 16, 1997, among Cozzi Iron & Metal and its shareholders, the Company and CIM Acquisition, Co., a wholly owned subsidiary of the Company (the "Merger Agreement"), the Company acquired Cozzi Iron & Metal. In connection with such transaction, Messrs. Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi (the "Cozzi Shareholders") received shares of capital stock of the Company as shown above. Such ownership interest may be deemed to vest in the Cozzi Shareholders effective control of the Company. The details of the merger were set forth in the Company's Proxy Statement, dated November 20, 1997, and the merger was approved by the shareholders at the Company's annual meeting held on November 29, 1997.

     In addition, the Cozzi Shareholders, and T. Benjamin Jennings and Gerard M. Jacobs (the "MTLM Shareholders") and Samstock (together with the Cozzi Shareholders and the MTLM Shareholders, the "Shareholders") have entered into a Stockholders Agreement, dated December 19, 1997, having a term of ten years (the "Stockholders Agreement"). As of August 31, 1998, the Shareholders together own approximately 36.4% of the Company's issued and outstanding Common Stock (without giving effect to the issuance of Common Stock issuable upon exercise of warrants and options granted by the Company). See "Certain Relationships and Related Transactions -- Stockholders Agreements."

                             EXECUTIVE COMPENSATION

     The following tables set forth information with respect to those persons who: (i) served as the chief executive officer of the Company during the fiscal year ended March 31, 1998; and (ii) were the most highly compensated executive officers of the Company at March 31, 1998 whose total annual salary and bonus exceeded $100,000 for the year. Compensation paid to these individuals for the years ended March 31, 1998 and 1997, and the five months ended March 31, 1996 is as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                          ----------------------------------
                                            ANNUAL COMPENSATION                    AWARDS            PAYOUTS
                                     ----------------------------------   ------------------------   -------
                                                                                       SECURITIES
                                                              OTHER       RESTRICTED   UNDERLYING                  ALL
                                                              ANNUAL        STOCK       OPTIONS/      LTIP        OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS     COMPENSATION    AWARD(S)    WARRANTS(#)   PAYOUTS   COMPENSATION
---------------------------   ----    ------     -----     ------------   ----------   -----------   -------   ------------
T. Benjamin Jennings(1).....  1998   $269,180   $118,750       $--           $--         725,000       $--       $19,613(5)
  Chairman of the Board and   1997    177,500         --        --            --         200,000        --         9,841
  Chief Development Officer   1996     30,000     75,000        --            --              --        --         1,623
Gerard M. Jacobs(1).........  1998    269,180    118,750        --            --         725,000        --        19,550(6)
  Chief Executive Officer     1997    177,500         --        --            --         200,000        --         8,450
                              1996     30,000     75,000        --            --              --        --         1,623
George A. Isaac(2)..........  1998    221,539     68,750        --            --          76,923        --        25,049(7)
  Executive Vice President    1997        N/A
                              1996        N/A
Robert C. Larry(3)..........  1998    134,708     74,500        --            --          30,000        --         5,219(8)
  Vice President, Finance,    1997     72,500         --        --            --          25,000        --         3,215
  Treasurer and Chief         1996        N/A
    Financial   Officer
Daniel B. Burgess(4)........  1998    128,500     64,500        --            --          37,500        --         5,238(9)
  Executive Vice President    1997    105,000     17,750        --            --          30,000        --         4,296
                              1996     42,500         --        --            --          50,000        --         1,790

-------------------------
(1) Messrs. Jacobs and Jennings served without compensation from the Company during the time from their appointment to their respective positions in August 1995 through December 31, 1995. During the five months ended March 31, 1996, the Company paid Messrs. Jacobs and Jennings each a $75,000 bonus for their services during the period August 1995 through December 31, 1995.

(2) Mr. Isaac joined the Company on June 23, 1997 following the Company's acquisition of the Isaac Group.

(3) Mr. Larry joined the Company in August 1996.

(4) Mr. Burgess joined the Company in September 1995.

(5) During fiscal 1998, the Company paid on behalf of Mr. Jennings the following: $3,747 in auto reimbursement, $5,724 of health insurance premiums, $7,777 of other health benefits and $2,365 of membership dues. During fiscal 1997, the Company paid on behalf of Mr. Jennings $945 in auto reimbursement, $5,574 of health insurance premiums, $2,902 of other health benefits and $420 of long-term disability insurance premiums. During fiscal 1996, the Company paid on behalf of Mr. Jennings $1,623 of health insurance benefits.

(6) During fiscal 1998, the Company paid on behalf of Mr. Jacobs the following:
    $4,473 in auto reimbursement, $7,128 of health insurance premiums, $6,784 of other health benefits and $1,165 of membership dues. During fiscal 1997, the Company paid on behalf of Mr. Jacobs the following: $945 in auto reimbursement, $6,941 of health insurance premiums, and $564 of long-term disability insurance premiums. During fiscal 1996, the Company paid on behalf of Mr. Jacobs $1,623 of health insurance benefits.

(7) During fiscal 1998, the Company paid on behalf of Mr. Isaac the following:
    $2,018 of long-term disability insurance premiums, $1,305 in auto reimbursements, $11,698 of life insurance premiums, $5,388 of membership dues, $1,440 in 401(k) matching contributions and $3,200 of contributions to a profit sharing plan.

(8) During fiscal 1998, the Company paid on behalf of Mr. Larry the following:
    $4,940 of health insurance premiums and $279 of other health benefits. During fiscal 1997, the Company paid on behalf of Mr. Larry the following:
    $2,990 of health insurance premiums and $225 of other health benefits.

(9) During fiscal 1998, 1997 and 1996, the Company paid on behalf of Mr. Burgess $5,238, $3,744 and $1,560, respectively, in health insurance premiums, and $0, $552 and $230, respectively, in long-term disability premiums.

                    OPTION AND WARRANT GRANTS IN FISCAL 1998

     The following table sets forth information concerning grant of stock options and warrants during fiscal 1998.

                                                                                              POTENTIAL REALIZATION
                                     NUMBER OF                                                       VALUE AT
                                    SECURITIES    PERCENT OF TOTAL                            ASSUMED ANNUAL RATE OF
                                    UNDERLYING    OPTIONS/WARRANTS                            STOCK APPRECIATION FOR
                                    OPTIONS AND      GRANTED TO                               OPTION/WARRANT TERM(2)
                                     WARRANTS       EMPLOYEES IN     EXERCISE   EXPIRATION   ------------------------
               NAME                 GRANTED(1)      FISCAL YEAR       PRICE        DATE          5%           10%
               ----                 -----------   ----------------   --------   ----------       --           ---
T. Benjamin Jennings..............    375,000          11.1%          $ 5.91     12/1/02     $7,595,165   $10,164,546
                                      350,000          10.4%           12.00     12/1/02      4,957,320     7,355,409
Gerard M. Jacobs..................    375,000          11.1%            5.91     12/1/02      7,595,165    10,164,546
                                      350,000          10.4%           12.00     12/1/02      4,957,320     7,355,409
George A. Isaac...................     76,923           2.3%           13.00     2/15/98         27,198        48,809
Robert C. Larry...................     25,000           0.7%           12.00     4/29/02              0        62,365
                                        5,000           0.1%           19.00     1/15/03              0        14,716
Daniel B. Burgess.................      7,500           0.2%           19.00     1/15/03              0        22,074
                                       30,000           0.9%            4.00     12/1/02        664,913       870,464

-------------------------
(1) All options/warrants are exercisable immediately, except for all shares granted to Mr. Larry which vest over 2 years, and 7,500 shares granted to Mr. Burgess which vest over 2 years.

(2) In accordance with SEC rules, these columns show gains that might exist for the respective options and warrants, assuming the market price of the Company's Common Stock appreciates from the date of grant over the term of the option/warrant at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to these named executives will be zero.

        AGGREGATED OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION AND WARRANT VALUES

     The following table sets forth the employee stock options and warrants exercised during fiscal year 1998 by the executive officers listed below and the number and value of securities underlying unexercised options and warrants held by the executive officers at March 31, 1998.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-MONEY
                            SHARES                        OPTIONS AND WARRANTS             OPTIONS AND WARRANTS
                          ACQUIRED ON       VALUE          AT FISCAL YEAR-END               AT FISCAL YEAR-END
         NAME              EXERCISE      REALIZED(1)    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(2)
         ----             -----------    -----------    -------------------------    ---------------------------------
T. Benjamin
  Jennings............         0             $0                    925,000/0                 $     6,080,625/0
Gerard M. Jacobs......         0              0                    925,000/0                       6,080,625/0
George A. Isaac III...         0              0                          0/0                               0/0
Robert C. Larry.......         0              0                33,333/21,667                    279,166/39,584
Daniel B. Burgess.....         0              0                110,000/7,500                       1,178,750/0

-------------------------
(1) Value Realized is determined by multiplying the number of shares by the difference between the closing price on the trade date and the exercise price.

(2) Based on March 31, 1998 closing price of Common Stock of $14.375.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with T. Benjamin Jennings, Gerard M. Jacobs, Albert A. Cozzi, Frank J. Cozzi and George A. Isaac III (each, an "Executive"). The terms of each Executive's employment agreement are similar. Each agreement provides for a minimum annual base salary of $275,000, plus a minimum cash bonus equal to 25% of the Executive's then-current base salary. The agreements with Messrs. Jennings and Jacobs provide that each will receive identical salary, bonus, vacation, disability and other benefits. Each employment agreement also restricts the Executive's ability to compete with the Company during the term of the agreement and for three years following the termination of his employment. However, the employment agreements with Messrs. Jennings and Jacobs acknowledge that they may devote a portion of their time to entities other than the Company.

     The employment agreement of each Executive has a term of five years, beginning on December 1, 1997 or, in the case of Mr. Isaac, June 23, 1997. The employment agreements with Messrs. Jennings, Jacobs, A. Cozzi and F. Cozzi provide that on each anniversary the term is automatically extended for one additional year unless either the Company or the Executive elects prior to such anniversary not to extend the term. The employment agreement with Mr. Isaac provides that, after the initial five-year term, the agreement is automatically extended for one-year periods unless either the Company or Mr. Isaac elects prior to such anniversary not to extend the term.

     As additional compensation under their employment agreements, the Company issued warrants to each Executive to purchase Common Stock. Each of Messrs. Jennings and Jacobs received warrants to purchase: (i) 375,000 shares of Common Stock at an exercise price of $5.91 per share, exercisable until December 1, 2002; and (ii) 350,000 shares of Common Stock at an exercise price of $12.00 per share, exercisable until December 1, 2002. Each of Messrs. A. Cozzi and F. Cozzi received warrants to purchase: (a) 377,586 and 291,380 shares of Common Stock, respectively, at an exercise price of $5.91 per share, exercisable until December 1, 2002; and (b) 377,586 and 291,380 shares of Common Stock, respectively, at an exercise price of $15.84 per share, exercisable until December 1, 2002. Mr. Isaac received warrants to purchase: (x) 76,923 shares of Common Stock at an exercise price of $13.00 per share, which expired unexercised; and (y) 287,500 shares of Common Stock at an exercise price of $11.70 per share, exercisable until June 23, 2002.

     Each employment agreement also contains certain provisions in the event the Executive is terminated due to a "change in control" of the Company (as such term is defined in each employment agreement). The employment agreements with Messrs. Jennings, Jacobs, A. Cozzi and F. Cozzi provide that such Executives will be entitled to receive, in addition to other benefits, a cash payment equal to: (i) any accrued but unpaid salary, pro-rated bonus, pro-rated vacation and any other amounts accrued but unpaid at the time of termination, and (ii) a lump-sum payment equal to the greater of: (A) the Executive's then-current salary and annual cash bonus for the balance of the term of the employment agreement, or (B) the product of 5.00 multiplied by the highest total annual cash compensation earned in any one of the previous three calendar years. The employment agreement with Mr. Isaac provides that he will be entitled to receive, in addition to other benefits, a cash payment equal to the greater of:
(a) Mr. Isaac's then-current salary and annual cash bonus for the balance of the term of the employment agreement; or (b) the product of 2.99 multiplied by the highest total annual cash compensation earned in any one of the previous three calendar years. However, in no event will the formula used to calculate this cash payment to Mr. Isaac be less than that for any other member of the Executive Committee.


     The Company has also entered into an employment agreement with Robert C. Larry. The employment agreement has a term of forty-eight (48) months, beginning on August 26, 1996. The agreement provides for a minimum base salary of $120,000, subject to adjustments, plus a cash bonus subject to the discretion of the Executive Committee. As additional compensation under the employment agreement, the Company issued Mr. Larry incentive stock options under the Stock Plan to purchase 25,000 shares of Common Stock. The employment agreement also contains certain provisions in the event Mr. Larry is terminated following a "change in control" of the Company (as such term is defined in his employment agreement). The employment agreement provides that Mr. Larry will be entitled to receive, in addition to other benefits, a cash payment equal to twice his then-current base salary and that all options and warrants to purchase Common Stock then held by Mr. Larry will immediately and fully vest.


     In addition to the employment agreements discussed above, the Company has entered into numerous other employment agreements with certain key employees of the companies it has acquired. The employment agreements have durations of one to ten years and generally contain provisions concerning the employee's duties, salary, bonus and benefits. Each employment agreement contains a confidentiality provision and also restricts the employee's ability to compete with the Company during the term of the agreement and for two to five years after employment is terminated. Furthermore, each employment agreement allows the Company to terminate the employee for "cause" (as such term is defined in each employment agreement), and certain employment agreements allow the Company or the employee to terminate the agreement without cause upon thirty to ninety days' prior written notice to the other party.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The Executive Compensation Committee is comprised of Messrs. Dammeyer, Merlau and Jennings. Messrs. Dammeyer and Merlau currently serve as Directors of the Company. Mr. Jennings currently serves as a Director, Chairman of the Board and Chief Development Officer of the Company.


     Messrs. Donald F. Moorehead, Christopher G. Knowles and Harold Rubenstein also served on the Executive Compensation Committee during the year ended March 31, 1998. Messrs. Moorehead, Knowles and Rubenstein are former Directors of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In establishing and monitoring executive compensation, the Executive Compensation Committee (the "Committee") focuses on the Company's mission to continually strive to improve its position in the scrap metals industry, with a strong focus on improving cash flow and increasing shareholder value. The Company's executive compensation policy is designed to enable the Company to attract, retain and motivate the high caliber executives which the Board of Directors and the Committee believe are required in order to achieve the Company's objectives. The Company's compensation structure emphasizes pay-for-performance and stockholder value with the goal of linking compensation to stockholder return and financial performance of the Company by placing a significant portion of an executive's compensation at risk. Each executive officer's compensation, including that of Messrs. Jacobs, Jennings and A. Cozzi, is comprised of three elements: (i) base salary; (ii) annual bonus; and (iii) incentive compensation. Overall, executive compensation levels are established based on the Committee's evaluation of market terms and conditions coupled with the Board of Directors' view of what is necessary to attract and retain key executive officers. Adjustments are made to each executive officer's total compensation package based on changes in market factors as well as each individual's contribution to Company performance. In addition, the Company grants stock options as an additional element of compensation. The total number of options awarded each executive is based on a subjective evaluation of the performance of each executive under consideration without regard to the number of options held by or previously granted to each executive. At no point during the last completed fiscal year did the Company's Board of Directors modify or reject in any material way any action or recommendation of the Committee.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the Company's deduction for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company to $1 million unless certain requirements are met. The policy of the Company and the Executive Compensation Committee is to establish and maintain a compensation program which will optimize the deductibility of compensation. The Company, however, reserves the right to authorize compensation which may not be fully deductible by the Company.

                                          The Executive Compensation Committee

                                          Rod F. Dammeyer, Chairman
                                          Kenneth A. Merlau
                                          T. Benjamin Jennings

     The Compensation Committee Report on Executive Compensation and related disclosure, including the Stock Price Performance Graph, shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares total return of the Company's Common Stock during the five year period beginning March 31, 1993, with the NASDAQ Composite Index and the Russell 2000 Index. Each index assumes $100 invested at the close of trading on March 31, 1993, and reinvestment of dividends.

               Measurement Period
             (Fiscal Year Covered)                      MTLM             NASDAQ         Russell 2000
1993                                                   100.00            100.00            100.00
1994                                                    95.30            107.73            109.53
1995                                                    73.48            118.41            113.77
1996                                                   206.51            159.98            144.31
1997                                                   396.04            117.03            152.24
1998                                                   650.63            265.99            209.71

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITION OF THE ISAAC GROUP, PROLER SOUTHWEST, COZZI IRON & METAL AND
NAPORANO

     George A. Isaac III is the former principal stockholder of the companies of the Isaac Group, which the Company acquired on June 23, 1997. In exchange for all of the outstanding stock of the Isaac Group, the Company paid $36.5 million in cash, and issued an aggregate of 1,942,857 shares of Common Stock and warrants to purchase an aggregate of 462,500 shares of Common Stock at exercise prices ranging from $10.80 to $11.70 per share. The Common Stock and warrants were valued at $24.1 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of the Isaac Group. In addition, the Company issued Mr. Isaac warrants to purchase 287,500 shares of Common Stock at an exercise price of $11.70 per share in consideration for entering into a non-compete agreement with the Company, and warrants to purchase 76,923 shares of Common Stock at an exercise price of $13.00 per share in consideration for services rendered or to be rendered to the Company. The warrants were valued at $1.8 million for financial reporting purposes.

     William T. Proler is the former principal stockholder of Proler Southwest, which the Company acquired on August 28, 1997. In exchange for all of the outstanding stock of Proler Southwest, the Company paid $18.0 million in cash, and issued an aggregate of 1,750,000 shares of Common Stock and warrants to purchase an aggregate of 375,000 shares of Common Stock at an exercise price of $6.00 per share. The Common Stock and warrants were valued at $12.7 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Proler Southwest.

     Albert A. Cozzi, Frank J. Cozzi and Gregory P. Cozzi are the former principal stockholders of Cozzi Iron & Metal, which the Company acquired on December 1, 1997. In exchange for all of the outstanding stock of Cozzi Iron & Metal, the Company paid $6.0 million in cash, and issued an aggregate of 11,499,986 shares of Common Stock, warrants to purchase an aggregate of 750,001 shares of Common Stock at an exercise price of $5.91 per share and warrants to purchase 750,001 shares of Common Stock at an exercise price of $15.84 per share. The Common Stock and warrants were valued at $73.4 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Cozzi Iron & Metal.


     Joseph F. Naporano is a former principal stockholder of Naporano, which the Company acquired on July 1, 1998. In exchange for all of the outstanding stock of Naporano, the Company paid approximately $85.5 million in cash, and issued an aggregate of 1,938,879 shares of Common Stock. The Common Stock was valued at $18.5 million for financial reporting purposes. The purchase price was negotiated at arms-length by the Company with the stockholders of Naporano.


STOCKHOLDERS AGREEMENTS


     The Cozzi Shareholders, the MTLM Shareholders and Samstock (collectively, the "Shareholders") together owned approximately 36.4% of the Company's issued and outstanding Common Stock as of August 31, 1998 (without giving effect to the issuance of Common Stock issuable upon exercise of warrants and options granted by the Company).


     Under the Stockholders Agreement, the Shareholders have agreed that the Cozzi Shareholders and the MTLM Shareholders will each have the right to nominate: (i) at any time the total number of directors is an even number, one-half of the total number of directors slated for election, or (ii) at any time the total number of directors is an odd number, one-half of the next lowest even number of directors slated for election, provided in any case that each group must nominate one individual, independent and unaffiliated from the Shareholders or the Company. The Stockholders Agreement also provides that, so long as the Purchaser Condition is satisfied, Samstock has the right to designate either Sam Zell or Rod F. Dammeyer as a nominee for director, and has so nominated Rod F. Dammeyer. The Purchaser Condition is satisfied if both: (i) the date is prior to December 19, 2000, and (ii) Samstock and its Permitted Transferees (as such term is defined in the Stockholders Agreement) have not sold or transferred more than one-third of their shares (including shares issuable upon the exercise of warrants). The Stockholders Agreement further requires each Shareholder to vote for the other parties' nominees for election to the Board of Directors.

     The parties to the Stockholders Agreement also have agreed to vote for proposals, if and when presented by the Company, to amend the Company's organizational documents to require the approval of at least two-thirds of the Board of Directors to, among other things: (i) amend the Company's certificate of incorporation or bylaws; (ii) liquidate or merge the Company; (iii) sell substantially all of the Company's assets; (iv) elect or remove officers; (v) adopt an annual budget; (vi) borrow funds, sell assets or make capital expenditures exceeding $5 million; (vii) issue or register the Company's securities; (viii) declare or pay any dividends or distributions; (ix) change the compensation of or modify or terminate any written agreement with any of the Cozzi Shareholders or the MTLM Shareholders; or (x) create or change any committee of the Board of Directors. No such proposals have, to date, been presented by the Company and, therefore, no such proposals have been enacted. Accordingly, no such two-thirds voting requirement exists in the Company's organizational documents.

     Under the Stockholders Agreement, the Cozzi Shareholders and the MTLM Shareholders are prohibited from transferring or disposing of their shares, or any interest therein, for the term of the agreement except in accordance with the terms of the Stockholders Agreement. Samstock is prohibited from transferring or disposing of its shares, or any interest therein, for a period of one year except in accordance with the terms of the Stockholders Agreement. If any of the Cozzi Shareholders or the MTLM Shareholders desire to sell their respective shares of Common Stock, the selling shareholder must generally offer its shares to members of its own shareholder group, members of the other shareholder group (excluding Samstock), and the Company, in that order, before selling to a third party. Also, if either group receives an offer to buy its shares from a third party, it generally must offer the other Shareholders (including Samstock) the right to participate in the offer on the same terms and conditions.

     In connection with the Company's acquisition of Proler Southwest, the former equity owners of Proler Southwest Inc. (the "Proler Shareholders") have entered into a two-year stockholders agreement with T. Benjamin Jennings, dated August 27, 1997, pursuant to which the parties agree to vote their shares of Common Stock in favor of William T. Proler (or, if he is unable to serve, another individual chosen by the Proler Shareholders) as a Director of the Company.

DESIGNATION OF JOSEPH F. NAPORANO AS A NOMINEE FOR DIRECTOR


     Pursuant to the Stock Purchase Agreement, dated May 24, 1998 (the "Stock Purchase Agreement"), among the Company, Andrew J. Naporano, Jr. and Joseph F. Naporano (the "Naporano Shareholders"), and subject to the approval of the Company's stockholders, the Company agreed to nominate Joseph F. Naporano or Andrew J. Naporano, Jr. for election to the Board of Directors, and has so nominated Joseph F. Naporano, until the earlier of: (i) July 1, 2001; and (ii) the date upon which the Naporano Shareholders collectively own less than 50% of the Common Stock issued to them pursuant to the terms of the Stock Purchase Agreement.


RESIGNATION OF GEORGE O. MOOREHEAD

     On December 1, 1997, the Company and George O. Moorehead, a former Director and Executive Vice President of the Company, entered into two agreements, a Separation Agreement and a Stock Warrant Settlement Agreement, resolving all outstanding issues between the Company and Mr. Moorehead. Pursuant to the Separation Agreement: (i) Mr. Moorehead resigned as an officer and employee of the Company and EMCO Recycling, and as a director of EMCO Recycling, effective December 1, 1997; (ii) Mr. Moorehead delivered to the Company a Non-Compete, Non-Solicitation and Confidentiality Covenant and Agreement; and (iii) the Company (a) paid Mr. Moorehead $250,000 on December 1, 1997, (b) agreed to provide Mr. Moorehead certain insurance and other benefits for a period of five years, (c) paid certain legal fees to Mr. Moorehead's counsel, and (d) agreed to permit Mr. Moorehead to exercise certain warrants to acquire Common Stock previously granted to him on a "net cashless" basis, subject to the Company's right to refuse "net cashless" exercises under certain circumstances. Pursuant to the Stock Warrant Settlement Agreement, the Company issued Mr. Moorehead warrants to purchase 200,000 shares of Common Stock at an exercise price of $12.00 per share, exercisable until December 1, 2002, and paid Mr. Moorehead approximately $665,000.

ISAAC GROUP NOTES


     In connections with the Company's acquisition of the Isaac Group on June 23, 1997, the Company incurred $45.0 million of indebtedness to former Isaac Group shareholders, of which $21.6 million remains outstanding (the "Isaac Notes"). The Isaac Notes bear interest at a floating rate per annum equal to Bankers Trust Company's prime rate as in effect from time to time, payable quarterly. As of the date of this Proxy Statement, Bankers Trust Company's prime rate is 8.25%. The Isaac Notes mature in two equal installments on February 15, 1999 and February 15, 2000. The Isaac Notes are secured by a letter of credit that is provided under the Company's credit facility and is applied against the Company's availability thereunder.


LOANS TO GERARD M. JACOBS AND T. BENJAMIN JENNINGS


     On July 22, 1998, Gerard M. Jacobs, a Director and Chief Executive Officer of the Company, and T. Benjamin Jennings, a Director, Chairman of the Board and Chief Development Officer of the Company, each executed a Secured Promissory Note ("Promissory Note") in favor of the Company, pursuant to which the Company loaned each of them $500,000. Each Promissory Note is due on July 22, 1999 and bears interest at 10% per annum. In addition, Messrs. Jacobs and Jennings each executed a Pledge Agreement, dated July 22, 1998 ("Pledge Agreement"), whereby Messrs. Jacobs and Jennings pledged options to purchase 200,000 shares of Common Stock at an exercise price of $4.00 as security for their respective Promissory Notes.


OTHER RELATED PARTY TRANSACTIONS

     From December 1997 to March 1998, Xavier Hermosillo, an officer of the Company, provided investor relations services for the Company through his firm, Xavier Hermosillo & Associates. Under an agreement with Mr. Hermosillo's firm, the Company paid up to $4,000 per month for these services. The Company paid fees of $36,000 for the year ended March 31, 1998 for these services. On December 1, 1997, Mr. Hermosillo became an employee of the Company. As a finder's fee in connection with the Company's acquisition of Superior Forge, Inc., the Company issued to Xavier Hermosillo warrants to purchase 20,000 shares of Common Stock at an exercise price of $15.00 per share, exercisable for three years from the date of issuance, and also made a cash payment to him of $25,000.

     On April 11, 1996, the Company and Harold Rubenstein, a former Director of the Company and one of the Company's largest shareholders, entered into a five-year consulting agreement. Under this Agreement, Mr. Rubenstein provides the Company with consulting and management assistance with respect to operations, strategic planning and other aspects of the Company's business. Fees paid for these services amounted to $84,000 for each of the years ended March 31, 1997 and 1998.


     The Company issued a promissory note, due April 11, 1999, bearing interest at 9% per annum and a balance outstanding as of March 31, 1998 of approximately $547,000, to H&S Broadway, an entity principally owned by Harold Rubenstein. The Company has also issued a promissory note, due April 11, 1999, bearing interest at 9% per annum, with a balance outstanding as of March 31, 1998 of approximately $403,000, to Harold Rubenstein. During the year ended March 31, 1998, the Company paid $85,501 in interest to H&S Broadway and Harold Rubenstein. On May 14, 1998, the Company repaid both obligations.



     On March 13, 1998, the Company purchased substantially all of the assets of Ellis Metals, Inc. ("Ellis Metals"), which was principally owned by Harold Rubenstein. Prior to the acquisition date, the Company had entered into various transactions with Ellis Metals, including a five-year exclusive supply agreement, whereby Ellis Metals sold all of its inventory to EMCO Recycling or to EMCO Recycling's customers through a direct shipment arrangement. In the latter arrangement, EMCO Recycling received a brokerage fee. In consideration for entering into the agreement, Ellis Metals received a fee of $2,500 per month. The Company paid Ellis Metals $30,000 and $27,500 under the terms of the agreement for the years ended March 31, 1997 and March 31, 1998, respectively. Inventory purchases from Ellis Metals were $3.9 million for the year ended March 31, 1997 and $2.7 million for the year ended March 31, 1998. The Company had sales to Ellis Metals of $0.3 million for the year ended March 31, 1997 and sales that were insignificant for the year ended March 31, 1998. The Company also advanced $300,000 to Ellis Metals under an unsecured promissory note, due April 12, 2001, bearing an interest rate of 9% per annum. This note was discharged in connection with the Company's acquisition of the assets of Ellis Metals.


     The Company has also entered into various transactions with Empire, which is principally owned by Harold Rubenstein. The Company purchases inventory from Empire, from time to time, at prices equivalent to market value. Inventory purchases from Empire were insignificant for the year ended March 31, 1998 and $0.3 million for the year ended March 31, 1997.

     The Company also leased certain land to Ellis Metals. The Company received $85,500 and $78,000 in rent payments from Ellis Metals for the years ended March 31, 1998 and March 31, 1997, respectively.


     To facilitate a loan to the Company from a commercial bank, on January 7, 1997, Gerard M. Jacobs, T. Benjamin Jennings, Donald F. Moorehead, George O. Moorehead, Harold Rubenstein and Raymond F. Zack, each of whom is or was a Director at the time of issuance, provided personal guaranties to the bank. In consideration of the guaranties, the Company issued warrants to these individuals (the "Guaranty Warrants") to purchase an aggregate of 500,000 shares of Common Stock at $4.00 per share (subject to certain restrictions). The Guaranty Warrants expire on or about January 7, 2002. For a description of certain other transactions with executive officers of the Company, see "Executive Compensation--Employment Agreements."


     The Isaac Group leases certain property from a company in which George A. Isaac III, a Director and Executive Vice President of the Company, is a shareholder. The property is subject to a lease which commenced with the acquisition of the Isaac Group on June 23, 1997. The annual base rent for the property is approximately $317,000.


     HouTex Metals Company, Inc., a wholly owned subsidiary of the Company, leases a 45-acre processing facility located in Houston, Texas from a limited partnership affiliated with Mike Melnik, a former Director of the Company for an annual rent of $228,000.


     Cozzi Iron & Metal utilizes certain printing services of Minute Man Printing, a company in which Frank J. Cozzi, a Director and Vice President of the Company, has a 50% ownership interest. Cozzi Iron & Metal paid Minute Man Printing $77,990 for these services during the period December 1, 1997 through March 31, 1998.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL


     The authorized capital stock of the Company consists of: (i) 80,000,000 shares of Common Stock, par value $.01 per share, 39,632,289 shares of which were outstanding as of the Record Date; and (ii) 4,000,000 shares of preferred stock without designation, par value $.01 per share ("Preferred Stock"). The Board of Directors has designated: (i) 36,000 shares of Preferred Stock as Series A Convertible Preferred Stock, face amount of $1,000 per share (the "Series A Preferred Stock"), 11,958 shares of which were outstanding as of the Record Date; and (ii) 23,000 shares of Preferred Stock as Series B Convertible Preferred Stock, face amount of $1,000 per share (the "Series B Preferred Stock'), 19,655 shares of which were outstanding as of the Record Date. If the Amended and Restated Certificate of Incorporation is approved, the authorized capital stock of the Company will consist of 140,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock.


COMMON STOCK

     Each share of Common Stock is entitled to one vote. There are no preemptive, subscription, conversion or redemption rights pertaining to the shares of Common Stock. Stockholders are entitled to receive dividends as declared by the Board of Directors out of assets legally available therefor and to share ratably in the assets of the Company available upon liquidation.

PREFERRED STOCK

     The Company's certificate of incorporation grants the Board of Directors the right to cause the Company to issue, from time to time, all or part of the Preferred Stock remaining undesignated in one or more series, and to fix the number of shares of Preferred Stock remaining undesignated and determine or alter for each series, the voting powers, full, limited, or none, and other designations, preferences, or relative, participating, optional or other special rights and such qualifications, limitations, or restrictions thereof. On August 8, 1997, the Company designated 36,000 shares of Preferred Stock as "Series A Convertible Preferred Stock," par value $.01 per share (Stated Value of $1,000 per share). On November 20, 1997, the Company designated 23,000 shares of Preferred Stock as "Series B Convertible Preferred Stock," par value $.01 per share (Stated Value of $1,000 per share).

     The Series A Preferred Stock has a "Liquidation Preference" equal to $1,000 per share plus any accrued and unpaid dividends. Upon the liquidation, dissolution or winding up of the Company, holders of the Series A Preferred Stock are entitled to receive payment of the Liquidation Preference on a pro rata basis based on the Liquidation Preference of the Preferred Stock held by each holder before any payment is made to holders of Common Stock or any stock of the Company junior to the Series A Preferred Stock.

     Dividends on the Series A Preferred Stock accrue at an annual rate of 6% of the Stated Value and are payable in cash or, at the Company's option, and upon satisfaction of certain conditions, in additional shares of Series A Preferred Stock. The holders of Series A Preferred Stock are able to convert the shares of Series A Preferred Stock into Common Stock at a price equal to the lower of: (i) $18.30 (to be adjusted to reflect stock splits, stock dividends or similar events); or (ii) 85% of the average closing bid price for the Common Stock for the five trading days prior to the conversion date.

     If the conversion of the Series A Preferred Stock would result in the holders receiving more than 2,500,000 shares of Common Stock, then the Company may, in certain circumstances, redeem any shares of Series A Preferred Stock in excess of 2,500,000 shares at a redemption price equal to: (i) 117% of the Stated Value of the shares; plus (ii) any accrued and unpaid dividends on such shares. Any shares of Series A Preferred Stock which have not been converted on or before August 8, 2000 (the "Maturity Date") will automatically be converted to shares of Common Stock at the Maturity Date. However, if, at the Maturity Date, any of the "Mandatory Conversion Conditions" are not satisfied, then the Company will be required to pay the holders of Series A Preferred Stock cash in an amount equal to the Liquidation Preference for each share of Series A Preferred Stock owned by the holder. "Mandatory Conversion Conditions" include:
(i) a
registration statement covering the resale of all of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock is effective, or (ii) such resale may be made under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act").

     The Series A Preferred Stock does not grant holders voting rights except that, so long as the Series A Preferred Stock is outstanding, without the prior approval of the holders of at least a majority of all shares of the Series A Preferred Stock outstanding at the time, the Company may not: (i) increase the number of shares of Series A Preferred Stock which the Company is authorized to issue; (ii) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any other capital stock of the Company so as to adversely affect the Series A Preferred Stock; or (iii) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company. Approval of holders of the Series A Preferred Stock as to actions described in (ii) and (iii) above will not be required if the average closing price for the Common Stock on the five trading days immediately preceding the effective date of such a change is equal to or exceeds $27.45 per share.

     The Series B Preferred Stock has a liquidation preference equal to $1,000 per share plus any accrued and unpaid dividends. Upon the liquidation, dissolution or winding up of the Company, holders of the Series B Preferred Stock are entitled to receive payment of the liquidation preference on a pro rata basis based on the liquidation preference of the stock held by each holder before any payment is made to holders of Common Stock or any stock of the Company junior to the Series B Preferred Stock.

     Dividends on the Series B Preferred Stock accrue, whether or not declared by the Board of Directors, at an annual rate of 4.5% of the Stated Value of each outstanding share of Series B Preferred Stock. Dividends are payable in cash or, at the Company's option, and upon satisfaction of certain conditions, in additional shares of Series B Preferred Stock.

     The holders of Series B Preferred Stock may convert shares of Series B Preferred Stock into Common Stock at a price equal to the lowest of: (i) 120% of the closing bid price for the Common Stock on the date of purchase of the Series B Preferred Stock (to be adjusted to reflect stock splits, stock dividends or similar events) (the "Fixed Conversion Price"); (ii) 92.5% of the average closing bid price for the Common Stock for the five trading days prior tot he date of the conversion notice; or (iii) if applicable, the lowest traded price of the Common Stock during the time when the Common Stock is not listed on Nasdaq or listed on the New York Stock Exchange or other national securities exchange.

     If the conversion of the Series B Preferred Stock would result in the holders receiving more than 2,000,000 shares of Common Stock, then the Company may, in certain circumstances, redeem any shares of Series B Preferred Stock in excess of 2,000,000 shares at a redemption price equal to: (i) 117% of the Stated Value of the shares; plus (ii) any accrued and unpaid dividends on such shares. Any shares of Series B Preferred Stock which have not been converted within three years from the date of purchase will automatically be converted to shares of Common Stock at the maturity date of the Series B Preferred Stock. However, if, at the maturity date, a registration statement covering the resale of all of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock is not effective, and resale may not be made under Rule 144(k) under the Securities Act, then the Company will be required to pay to the holders of Series B Preferred Stock cash in an amount equal to the liquidation preference for the shares of Series B Preferred Stock owned by the holder.

     The Series B Preferred Stock does not grant holders voting rights, except that, so long as shares of Series B Preferred Stock are outstanding, without the prior approval of the holders of at least a majority of all shares of the Series B Preferred Stock outstanding at the time, the Company may not: (i) increase the number of shares of Series B Preferred Stock which the Company is authorized to issue; (ii) alter or change the rights, preferences or privileges of the Series B Preferred Stock or any other capital stock of the Company so as to adversely affect the Series B Preferred Stock; or (iii) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company. Approval of holders of the Series B Preferred Stock as to actions described in (ii) and (iii) above will not be required if the average closing price for the Common Stock on the five trading days immediately preceding the effective date of such a change is equal to or exceeds 150% of the Fixed Conversion Price.

TRANSFER AGENT

     The Company's transfer agent is LaSalle National Bank.

DELAWARE BUSINESS COMBINATION STATUTE

     Section 203 of the Delaware General Corporation Law (the "The Delaware Business Combination Statute") prohibits certain "business combinations" between a Delaware corporation whose stock is generally publicly-traded and an "interested stockholder" of the corporation for a three-year period following the date that the person or entity became an interested stockholder, unless: (i) the corporation has elected, in its certificate of incorporation, not to be governed by the Delaware Business Combination Statute; (ii) the business combination was approved by the board of directors of the corporation before the other party to the business combination became an interested stockholder; (iii) upon consummation of the transaction which resulted in the person or entity becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan); or (iv) the business combination was approved by the board of directors of the corporation and ratified by the holders of 66 2/3% of the voting stock of the Company exclusive of that owned by the interested stockholders. The Company has not opted out of the Delaware Business Combination Statute.

     The three-year prohibition described in the preceding paragraph also does not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation's directors. The term "business combination" is defined generally to include mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries, and transactions which increase an interested stockholder's percentage ownership of stock. The term "interested stockholder" is defined, generally, as those stockholders who become beneficial owners of 15% or more of a corporation's voting stock.

     The provisions of the Delaware Business Combination Statute could delay or frustrate the removal of incumbent directors or a change in control of the Company. These provisions also could discourage, impede, or prevent a merger, tender offer or proxy contest, even if such an event would be favorable to the interests of the stockholders.

      2. APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


     The Board of Directors has approved, subject to stockholder approval, the adoption of an Amended and Restated Certificate of Incorporation, a copy of which is attached as Annex A to this Proxy Statement. The Amended and Restated Certificate of Incorporation amends the Certificate of Incorporation to (i) increase the number of authorized shares of Common Stock and (ii) to eliminate the ability of stockholders to act by written consent.


INCREASE AUTHORIZED SHARES OF COMMON STOCK


     Under the Company's existing Certificate of Incorporation, the Board of Directors is authorized to issue up to 80,000,000 shares of Common Stock, of which 39,632,289 shares were issued as of the Record Date. In addition, 8,221,881 shares were reserved for issuance upon exercise of warrants or options that will vest within sixty days of the Record Date, leaving 32,145,830 shares of Common Stock authorized and available for future issuance as of the Record Date.


     The Board of Directors believes that the amendment increasing the number of authorized shares of Common Stock is necessary to allow the Company sufficient flexibility in making acquisitions and raising additional capital. The Board of Directors believes that the use of shares of Common Stock as consideration in an acquisition is beneficial to stockholders because it preserves cash and does not in itself result in the Company incurring indebtedness and may allow the Company to make acquisitions at lower prices than if the consideration consisted entirely of cash. Any future issuances of Common Stock would, however, dilute the ownership interest of existing stockholders because the stockholders are not entitled to preemptive rights. If the amendment is approved, the Company would be authorized to issue 140,000,000 shares of Common Stock.

     In addition to potentially diluting the ownership interest of existing stockholders, an increase in the number of authorized shares of Common Stock may, in conjunction with Section 203 of the Delaware General Corporation Law (prohibiting certain "business combinations" between a Delaware corporation whose stock is publicly-traded and an "interested shareholder") and certain "change in control" provisions in employment agreements to which the Company is a party, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities and the removal of incumbent management, even if such actions would be beneficial to the interests of existing stockholders.

ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT

     Under Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Certificate of Incorporation does not currently preclude such stockholder action by written consent. The Board of Directors has adopted, subject to stockholder consent, an amendment to the Certificate of Incorporation to provide that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders.

     The Board of Directors believes that this proposal would give all the stockholders of the Company an increased opportunity to participate in determining any proposed action and would prevent the holders of the requisite voting power of the Company from using the written consent procedure to take stockholder action without a meeting. The ability of holders of a simple majority of the voting stock of the Company to take action without the opportunity for discussion at a meeting decreases the ability of minority stockholders to have their views considered.

     The adoption of this proposal would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. The effect of this proposal may be to make more difficult or less attractive, or delay, certain actions by a person or a group acquiring a substantial percentage of the Company's Common Stock, even though such actions might be desired by, or beneficial to, the holders of a majority of the Company's Common Stock. The Board of Directors is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                 3. APPROVAL OF THE AMENDMENT TO THE STOCK PLAN

     The Stock Plan was initially approved by the Company's stockholders in March 1995 and was amended on April 9, 1996. The Stock Plan grants the Board of Directors or the committee appointed pursuant to the terms of the Stock Plan (the Board of Directors or the committee being referred to below for purposes of the Stock Plan as the "Stock Plan Administrator") the authority to grant options to the Company's employees and consultants to purchase up to 2,600,000 shares of the Company's Common Stock. If the amendment is approved, the Stock Plan Administrator would be authorized to grant options to purchase up to a total of 5,200,000 shares of the Company's Common Stock. The options granted under the Stock Plan may be incentive stock options which meet the requirements of section 422 of the Code ("ISOs") or non-statutory stock options ("NSOs"). A copy of the Stock Plan is attached as Annex B to this Proxy Statement.

REASONS FOR INCREASE AND DESCRIPTION OF THE STOCK PLAN

     The purposes of the Stock Plan are to (i) help the Company to attract and retain personnel for positions of substantial responsibility, (ii) provide additional incentive to the Company's employees and consultants and (iii) promote the success of the Company's business. The Company is seeking to increase the number of shares of Common Stock issuable under the Stock Plan in order to have a sufficient number of shares of Common Stock available to grant additional options to current and future employees, executive officers and consultants of the Company.

     Participants in the Stock Plan are those employees and consultants of the Company selected by the Stock Plan Administrator to receive a grant of options under the Plan. ISOs may be granted only to employees of the Company, including officers of the Company and its current and future subsidiaries. NSOs may be granted to employees or consultants of the Company. Each option granted under the Stock Plan is evidenced by a written agreement between the Company and the participant. The Stock Plan Administrator will determine the number of shares subject to each option and the manner and time of exercise, which provisions are set forth in the agreement; provided, however, that, in any fiscal year of the Company, no employee may be granted an option to purchase more than 500,000 shares of Common Stock and special rules apply to the amount of stock that may be subject to awards of ISOs to any employee during any year. The per share option price is specified by the Stock Plan Administrator at the time the option is granted; provided, however, that, in the case of an ISO, the exercise price may not be less than the fair market value of a share of the Company's Common Stock on the date of grant (or, in the case of an ISO awarded to an employee who is a 10 percent stockholder at the time of grant, 110 percent of the fair market value). All ISOs granted under the Stock Plan expire not later than ten years after the date of grant (five years in the case of an ISO granted to an employee who is a 10 percent stockholder at the time of grant). Options granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and are exercisable during the participant's lifetime only by the participant.


     Upon the exercise of an option, the option price may be paid in cash, in shares of the Company's Common Stock which have been held by the optionee for at least six months, by a loan from the Company, by a combination of the foregoing or such other means that the Stock Plan Administrator determines comply with applicable law. The Company may withhold from any payment to the optionee any required withholding taxes due upon exercise of the option and, if such payment is not sufficient to satisfy the withholding taxes, the optionee must pay the required withholding amount to the Company.

     The Stock Plan also contains provisions addressing the ability of a participant to exercise options after termination of employment or the consulting relationship, death or disability. If the participant's employment or consulting relationship with the Company or its subsidiaries is terminated for any reason other than death or disability, the participant may exercise his or her option during the 90 day period following such termination (or, with respect to NSOs, such longer period permitted by the Stock Plan Administrator at the time of grant) to the extent the option was exercisable at the date of termination. If a participant is unable to continue his or her employment or consulting relationship with the Company or its subsidiaries as a result of his or her total and permanent disability, the participant may exercise the option during the 12 month period following termination to the extent the option was exercisable at the date of termination. If a participant should die while employed by or consulting for the Company or its subsidiaries, the option may be exercised at any time within twelve months of the date of death, but only to the extent the option was exercisable at the date of death. Any exercise following the death of a participant may only be effected by the participant's estate or by a person who acquired the right to exercise the option by bequest or inheritance. Notwithstanding the foregoing special rules, no option will be exercisable after its expiration date.

     Options granted under the Stock Plan and the shares of Common Stock reserved for issuance under the Stock Plan are subject to adjustment to reflect events such as a stock split or payment of a stock dividend, if these events increase or decrease the number of outstanding shares of Common Stock without receipt of consideration by the Company. In the event of a proposed dissolution or liquidation of the Company, each outstanding option will terminate immediately prior to the consummation of the proposed action. If the Company merges with or into another corporation and is not the surviving corporation, or if the Company sells all or substantially all of its assets, each option granted under the Stock Plan may be assumed or an equivalent option may be substituted by the successor corporation or by a parent or subsidiary of the successor corporation. The Stock Plan permits the Stock Plan Administrator to allow participants to immediately exercise all outstanding options in lieu of such assumption or substitution.

     The Board of Directors is granted the authority to amend, alter, suspend or discontinue the Stock Plan at any time. The Stock Plan Administrator may accelerate any option or waive any conditions or restrictions pertaining to an option or shares of Common Stock relating thereto at any time as well as substitute new options for previously granted options, including previously granted options and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The Stock Plan will continue in effect until 2005 unless sooner terminated.

     Federal Income Tax Aspects of the Stock Plan. The following is a brief summary of the federal income tax consequences of transactions under the Stock Plan based on federal income tax laws in effect on the Record Date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     NSOs:

     An optionee generally will not recognize any taxable income at the time he or she is granted a NSO. Upon exercise of the NSO, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price and the Company is entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the optionee will generally realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the exercise price plus the amount of ordinary income realized by the optionee upon exercise.

     ISOs:


     An employee generally will not recognize any taxable income, and the Company will not be entitled to a deduction, at the time the employee is either granted or exercises an ISO. If the employee makes no disposition of the shares acquired pursuant to the exercise of the ISO within two years from the date of grant of the ISO and within one year of the transfer of the shares to the employee, then upon the subsequent disposition of the shares the employee will generally realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the exercise price paid by the employee upon exercise. If the foregoing holding period requirements are not met, the employee will generally realize ordinary income at the time of disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess of the amount realized upon the disposition of the shares, if any, over the exercise price, and the Company will be entitled to a corresponding deduction.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1995 STOCK PLAN.

                     4. APPROVAL OF THE 1998 DIRECTOR PLAN

     The 1998 Director Plan was adopted, subject to approval by the stockholders of the Company, by the Board of Directors on August 27, 1998, effective for periods after December 31, 1998. The purposes of the 1998 Director Plan are to attract and retain the best available personnel for service as Outside Directors (i.e.; Directors who are not employees or consultants of the Company), to provide additional incentives to the Outside Directors of the Company to serve as directors and to encourage the continued service of Outside Directors on the Board of Directors while at the same time aligning the interests of the Outside Directors with the interests of the Company's stockholders. The 1998 Director Plan is intended to replace the 1996 Director Plan and if the 1998 Director Plan is approved the 1996 Director Plan will be terminated as to future awards. If the 1998 Director Plan is approved, a total of 250,000 shares of the Company's Common Stock will be available for the grant of Options thereunder. As of October 6, 1998, no awards have been made under the 1998 Director Plan. A copy of the 1998 Director Plan is attached as Annex C to this Proxy Statement.

Table of Awards

     The following table shows awards that would have been made under the 1998 Director Plan had the 1998 Director Plan been in effect for the most recent fiscal year of the Company.

                               1998 DIRECTOR PLAN


                                                                             SECURITIES
                                                                 DOLLAR      UNDERLYING
                          POSITION                              VALUE($)    STOCK OPTIONS
                          --------                              --------    -------------
Outside Directors, as a group...............................    $120,000       11,390


Summary of 1998 Director Plan


     Under the 1998 Director Plan, as of each Grant Date (as described below), each person who is an Outside Director as of the first day of the Company's fiscal year will be automatically granted an option to purchase that number of shares of Common Stock having a value determined using the Black-Scholes valuation method equal to $30,000 (as determined by the Company's independent accountants). Each person who becomes an Outside Director after the first day of the Company's fiscal year will be automatically granted an option to purchase that number of shares of Common Stock having a value determined using the Black-Scholes valuation method equal to $30,000, pro rated to reflect the portion of the fiscal year during which such person is an Outside Director. The Black-Scholes valuation method is a complex mathematical formula used to calculate the theoretical present value of a stock option at the date of grant using variables such as stock price, volatility and the expected option term.


     The "Grant Date" for any fiscal year of the Company is generally the date of the first Board of Directors meeting in such fiscal year of the Company or, if no Board of Directors meeting has occurred by the last day of the first quarter of such fiscal year, the Grant Date for such year shall be the last day of the first quarter of such fiscal year. If a person becomes an Outside Director during the course of the fiscal year, the option will be granted as of the Grant Date or the first day on which the individual first becomes an Outside Director.

     Each option granted under the 1998 Director Plan is evidenced by a written agreement between the Company and the participant. The price to be paid for each share of Common Stock upon exercise of an option granted under the 1998 Director Plan is 100% of the value of a share of Common Stock on the date the option is granted. For purposes of the 1998 Director Plan, the value of a share of Common Stock on the date an option is granted shall be the average of fair market value (as determined under the 1998 Director Plan) of the Company's Common Stock for the ten (10) business day period preceding the date on which the option is granted.

     Options granted under the 1998 Director Plan are fully vested and exercisable at the time of grant, and may be exercised no later than ten years after the date of grant. The type of consideration to be paid for the shares of Common Stock issued upon exercise of an option may consist entirely of (i) cash,
(ii) check, or (iii) any combination of the foregoing.

     The 1998 Director Plan also contains provisions addressing the ability of a participant to exercise options in the event of termination as a director, disability or death. If an optionee ceases to serve as a director, the optionee may exercise options within twelve months after the date the optionee ceases to be a director (six months for terminations other than on account of death or disability), provided that in the case of death, the options may be exercised by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance. Options granted under the 1998 Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

     Options granted under the 1998 Director Plan are subject to adjustments to reflect events such as stock splits, reverse stock splits, stock dividends, combinations or reclassifications effected without the receipt of consideration by the Company. In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of the proposed action. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option may be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation does not agree to assume the option or to substitute an equivalent option, the optionees will be able to continue to exercise their outstanding options until consummation of the transaction, at which time the options will terminate.

     The 1998 Director Plan also provides that Outside Directors will be paid retainers, committee fees and meeting fees as determined by the Board of Directors from time to time and that Outside Directors will be reimbursed for reasonable business expenses incurred in connection with their duties for the Company.

     The Board of Directors is granted the authority to amend, alter, suspend or terminate the 1998 Director Plan which will terminate by its terms in August, 2008.

     Federal Income Tax Aspects of the 1998 Director Plan. Options granted under the 1998 Director Plan are NSOs. An optionee generally will not recognize any taxable income at the time he or she is granted a NSO under the 1998 Director Plan. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price and the Company is entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the optionee will generally realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the exercise price plus the amount of ordinary income realized by the optionee upon exercise.

     Directors are taxed on retainers and other fees payable under the 1998 Director Plan at the time of payment.

     The foregoing is a brief summary of the federal income tax consequences of transactions under the 1998 Director Plan based on federal income tax laws in effect on the Record Date. This summary in not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1998 DIRECTOR PLAN.

                5. APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan was adopted, subject to approval by the stockholders, by the Board of Directors on August 27, 1998, effective as of January 1, 1999. The purpose of the Employee Stock Purchase Plan is to enable employees of the Company and its subsidiaries to acquire shares of Common Stock for each offering period (as described below) at a price less than the market price of such shares, thereby encouraging employees to remain employed by the Company and its subsidiaries and to enable the employees to increase their proprietary interest in the Company. If the Plan is approved, a total of 1,368,493 shares of the Company's Common Stock will be available for purchase by employees under the Employee Stock Purchase Plan. A copy of the Employee Stock Purchase plan is attached as Annex D to this Proxy Statement.

Summary of Employee Stock Purchase Plan

     Each employee of the Company and its designated subsidiaries who is employed on the first day of an offering period (i.e., each calendar quarter, except for the first offering period which will be the period beginning on January 1, 1999 and ending on December 31, 1999) under the Employee Stock Purchase Plan will be eligible to participate in the Employee Stock Purchase Plan for that offering period. Employees whose customary employment is 20 hours or less per week or five months or less during a calendar year are not eligible to participate. The Board of Directors or the committee appointed to administer the Plan determines which subsidiaries will be designated for participation in the Employee Stock Purchase plan from time to time. Currently, all subsidiaries of the Company have been designated to participate.

     In order to participate in the Employee Stock Purchase Plan for any offering period, an eligible employee must complete an enrollment agreement prior to the applicable offering period. The enrollment agreement will authorize payroll deductions to be made from the employee's base pay on each payroll date during the applicable offering period while the enrollment agreement is in effect. Payroll deductions cannot be less than $10 per payroll period or more than 20 percent of the employee's base pay for each payroll period. An employee may discontinue his or her payroll deductions during an offering period but no other changes to such deductions are permitted. An employee's payroll deductions under the Employee Stock Purchase Plan will be credited to such employee's purchase account ("Account") under the Employee Stock Purchase Plan. No interest will be payable with respect to any amount credited to participants' Accounts and no additional amounts, other than payroll deductions, may be credited to an employee's Account.

     As of the first day of each offering period, each participant will be deemed to have been granted an option to purchase as many full and fractional shares as he or she will be able to purchase with the balance in his or her Account as of the last business day of the offering period. No employee, however, will be granted an option which permits the employee's rights to purchase Common Stock under the Employee Stock Purchase Plan to accrue at a rate which exceeds a fair market value of $25,000 for such Common Stock during any calendar year in which the option is outstanding (determined at the time the option is considered granted).

     Each employee who is a participant on the last business day of an offering period shall be deemed to have exercised his or her option and, on such date, shall be deemed to have purchased from the Company a number of full and fractional shares of the Company's Common Stock equal to the balance in his or her Account divided by the purchase price for such shares. The purchase price is equal to 85 percent of the fair market value of a share of Common Stock on the last business day of the offering period (determined in accordance with the Employee Stock Purchase Plan).

     During an offering period, an employee may withdraw, in whole but not in part, from participation in the Plan for the remainder of that offering period by delivering notice to the Company at least 15 days prior to the end of the offering period. As soon as practicable following such withdrawal, the Company will refund the employee's Account balance and the employee may not again participate until the next offering period. An employee may also elect to cease future payroll deductions during the course of an offering period by delivering notice to the Company prior to the last business day preceding the final payroll date within the offering period. Any such election will not constitute a withdrawal from participation in the Employee Stock Purchase Plan.

     An employee's rights under the Employee Stock Purchase Plan terminate when he or she ceases to be employed by the Company or its participating subsidiaries. If, however, the employee's termination is on account of retirement, death or disability, the employee (or, in the event of his or her death, his or her legal representative) may elect, within 90 days after termination, to have the balance of the employee's Account paid in cash or applied at the end of the then current offering period toward the purchase of Common Stock.

     Options that are deemed granted under the Employee Stock Purchase Plan are subject to adjustment to reflect events such as a stock split or payment of a stock dividend, if these events increase or decrease the number of outstanding shares of Common Stock of the Company. In the event of any reorganization, merger, consolidation or recapitalization in which the Company is not the surviving or resulting corporation, each option outstanding under the Employee Stock Purchase Plan will continue in effect and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to consolidation or recapitalization.

     The Board of Directors is granted the authority to amend or terminate the Employee Stock Purchase Plan at any time. Upon termination of the Plan, all amounts in participants' Accounts will be refunded. Any amendment which would increase the aggregate number of shares subject to the Employee Stock Purchase Plan or would change the class of eligible employees will not be effective unless stockholder approval is obtained.

     If an employee sells, transfers or otherwise disposes of shares acquired pursuant to the Employee Stock Purchase Plan within a period of one year after such shares are purchased, the employee will be required to repay the Company an amount equal to (i) the difference between the value of shares on the purchase date over the amount paid for the shares, less (ii) the excess, if any, of the amount the employee paid for the shares over the value of the shares on the date of transfer or disposition. The foregoing payment is waived if the Board of Directors determines that the participant has a serious financial need for the proceeds of the sale of the shares.

     Federal Income Tax Aspects of the Employee Stock Purchase Plan. An employee generally will not recognize any taxable income, and the Company will not be entitled to a deduction, at the time the employee either is deemed to have been granted an option under the Employee Stock Purchase Plan or is deemed to have exercised the option (i.e., upon the purchase of the shares). If the employee makes no disposition of the acquired shares within two years from the date of grant of the option, then upon the subsequent disposition of the shares, the employee will recognize ordinary income equal to the lesser of (a) 15 percent (15%) of the fair market value of the shares at the time the shares were purchased, or (b) the amount by which the fair market value of the shares at the time of disposition (or death) exceeded the purchase price. Any additional gain or loss will be treated as gain or loss from the sale or disposition of a capital asset.

     If the foregoing holding period requirement is not met, the employee will be treated as having received compensation by reason of the exercise of the option (i.e., the purchase of the shares) in an amount equal to the difference between the purchase price for the shares and their fair market value on the date of purchase. This amount must be taken into account by the employee as ordinary income for the taxable year in which the disposition occurs and the Company will be entitled to a corresponding deduction. Any amount treated as compensation will increase the participant's basis in the shares. Any further gain or loss on the disposition will be treated as capital gain or loss if the capital gain holding periods are met. Repayment of amounts to the Company upon early disposition of the shares may also affect the employee's tax consequences and the Company's deduction.

     The foregoing is a brief summary of the federal income tax consequences of transactions under the Employee Stock Purchase Plan based on federal income tax laws in effect on the Record Date. This summary in not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which a participant may reside.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

                  6. APPROVAL OF THE SELECTION OF ACCOUNTANTS

     Unless marked to the contrary, proxies will be voted for the selection of PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending on March 31, 1999. The Board of

Directors believes that PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices and is well-qualified to act in the capacity of its principal independent accountants. Therefore, the Board of Directors has selected PricewaterhouseCoopers to act as the Company's independent public accountants to examine its consolidated financial statements for the fiscal year ending March 31, 1999.

     Representatives of PricewaterhouseCoopers are expected to appear at the Annual Meeting, will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time.

     If the selection of PricewaterhouseCoopers is not approved by the stockholders, the Board of Directors will consider such a vote as advice to select other independent public accountants for fiscal 2000, rather than fiscal 1999, because of the difficulty and expense involved in changing independent public accountants on short notice.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS


     Any stockholder who wishes to submit a proposal for consideration at the Company's 1999 Annual Meeting of stockholders must submit the proposal to the Company, 500 North Dearborn Street, Suite 405, Chicago, Illinois 60610,
Attention: Corporate Secretary. A stockholder's proposal must be received not later than June 9, 1999 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 1999 Annual Meeting.


                             ADDITIONAL INFORMATION

     The Company's Annual Report on Form 10-K for the year ended March 31, 1998, which includes financial statements, has previously been mailed to stockholders or is being mailed to stockholders together with this Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Gerard M. Jacobs
                                          Chief Executive Officer

                                          T. Benjamin Jennings
                                          Chairman of the Board and
                                          Chief Development Officer


October 6, 1998

Chicago, Illinois

                                                                         ANNEX A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             METAL MANAGEMENT, INC.

     This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of Metal Management, Inc., a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 242 and Section 245 of The General Corporation Law of the State of Delaware. At the Annual Meeting, which was held upon notice duly given in accordance with Section 222 of The General Corporation Law of the State of Delaware, at least a majority of the shares issued and outstanding on the record date for the meeting constituting the requisite vote as required by statute were voted in favor of the Amended and Restated Certificate of Incorporation.

     1. The name under which the Corporation was originally incorporated on June 5, 1986 was General Parametrics Corporation.

     2. The text of the Corporation's certificate of incorporation is hereby amended and restated to read as set forth below:

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             METAL MANAGEMENT, INC.

FIRST: The name of the corporation is Metal Management, Inc.

SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801; and the name of the registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under The General Corporation Law of Delaware.

FOURTH: (a) The Corporation is authorized to issue two classes of shares to be designated, respectively, Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The number of shares of Preferred Stock authorized to be issued is Four Million (4,000,000) and the number of shares of Common Stock authorized to be issued is One Hundred Forty Million (140,000,000). The Preferred Stock and Common Stock shall each have a par value of $0.01 per share.

     (b) The Preferred Stock shall be divided into series. The first series shall consist of 36,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share. The second series shall consist of 23,000 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the face amount shall be One Thousand Dollars ($1,000) per share. The remaining shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to: (i) establish from time to time the number of shares to be included in each such series; (ii) fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; and (iii) increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the number of shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     (c) The voting powers, designations, powers, preferences and relative, participating optional or other rights of the Series A Preferred Stock and the Series B Preferred Stock are as follows:

                            SERIES A PREFERRED STOCK

1. DIVIDENDS.

     (a) Payment of Dividends. The holders of shares of Series A Preferred Stock (each, a "Holder" and collectively, the "Holders") shall be entitled to receive cumulative dividends ("Dividends") on the Series A Preferred Stock accruing on each share thereof at an annual rate of (A) prior to the date (the "Approval Date") on which Stockholder Approval (as defined below) is obtained, nine percent (9%) and (B) on or after the Approval Date, six percent (6%), in each such case, times the Stated Value per share (such rate subject to ratable adjustment in the event of any stock split or combination and to equitable adjustment in the event of a reclassification or other similar event). Dividends shall accrue, whether or not declared, on each share of Series A Preferred Stock from the date of original issuance thereof (the "Purchase Date") through the date on which such Dividends are paid. Accrued but unpaid Dividends shall be payable in cash or, at the option of the Corporation (the "Stock Payment Option") and upon satisfaction of the conditions set forth in paragraph 1(c) below, in shares (the "Dividend Payment Shares") of Series A Preferred Stock, on each Conversion Date and Mandatory Redemption Date and on the Maturity Date (each as defined below, a "Dividend Payment Date").

     (b) Delivery of Dividend Payment Shares. If the Corporation elects to exercise the Stock Payment Option upon a conversion by a Holder, the Corporation shall deliver to such Holder, on or before the third business day following the applicable Dividend Payment Date, one or more certificates representing the aggregate number of whole Dividend Payment Shares that is determined by dividing
(x) the amount of the Dividend which has accrued with respect to all of the Preferred Shares held by such Holder and would otherwise be payable in cash on the applicable Dividend Payment Date by (y) one thousand dollars ($1,000). No fractional Dividend Payment Shares shall be issued; the Corporation shall, in lieu thereof, either issue a number of Dividend Payment Shares which reflects a rounding up to the next whole number of shares or pay such amount in cash. The Dividend Payment Shares shall be fully paid and non-assessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation, entitled to all of the rights, preferences and privileges set forth herein, and shall be issued and delivered to the Holder on or before the third business day following the applicable Dividend Payment Date. The Corporation agrees to inform the Holder at least five (5) Trading Days prior to the first day of each calendar quarter in which the Corporation intends to exercise the Stock Payment Option.

     (c) Conditions to Stock Payment Option. If the Corporation wishes to exercise the Stock Payment Option with respect to Dividends payable to a Holder, it may do so only if each of the following conditions has been satisfied as of the applicable Dividend Payment Date:

          (i) the number of shares of Series A Preferred Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is sufficient to pay such Dividends in Dividend Payment Shares;

          (ii) the Corporation's common stock, par value $.01 per share (the "Common Stock"), is authorized for quotation on the Nasdaq National Market or for listing or quotation on the New York Stock Exchange or any other national securities exchange;

          (iii) (x) the registration statement required to be maintained by the Corporation (the "Registration Statement") pursuant to a registration rights agreement by and among the Corporation and the Purchasers named therein (the "Registration Rights Agreement") is effective and available for the sale of the Dividend Payment Shares issuable pursuant to such exercise and of all Conversion Shares (as defined below) then held by or issuable to the Holders, or (y) sales of such Dividend Payment Shares may be made pursuant to Rule 144(k); provided, however, that the Registration Statement will not be deemed unavailable during a Standstill Period (as defined in the Registration Rights Agreement).

          (iv) a Mandatory Redemption Event or a Liquidation Event (each as defined herein) has not occurred and is continuing; and

          (v) the Corporation has delivered to the Holder a certificate, signed by an executive officer of the Corporation, setting forth:

        - the amount of the Dividend to which the Holder is entitled;

        - the number of Dividend Payment Shares to be delivered in payment of such Dividend, and the calculation therefor; and

        - a statement to the effect that all of the conditions set forth in paragraphs 1(c)(i) -- (iv) have been satisfied.

2. PRIORITY.

     (a) Payment upon Dissolution, Etc. Upon the occurrence and continuance of
(x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or
(y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Corporation (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock (other than capital stock that ranks pari passu with the Series A Preferred Stock) of the Corporation unless prior thereto each Holder shall have received the Liquidation Preference (as defined below) with respect to each share of Series A Preferred Stock then held by such Holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders of the Series A Preferred Stock and to the holders of such pari passu securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding shares of Series A Preferred Stock and of such pari passu securities, such assets shall be distributed ratably among such shares in proportion to the ratio that the liquidation preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

     (b) Liquidation Preference. The "Liquidation Preference" with respect to a share of Series A Preferred Stock shall mean an amount equal to the Stated Value of such share plus any accrued and unpaid Dividends thereon.

3. CONVERSION.

     (a) Right to Convert. Subject to the limitations contained in paragraph 3(h) below, each Holder shall have the right to convert at any time and from time to time after the earlier to occur of (i) the ninetieth (90th) day following the date on which the Series A Preferred Stock is issued and (ii) the effectiveness of the Registration Statement, each of its shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation (the "Conversion Shares"), as is computed in accordance with the terms hereof (a "Conversion"); provided, however, that the right of such Holder to convert the Series A Preferred Stock into Conversion Shares shall not become effective unless and until the Corporation has obtained the approval of the transactions contemplated hereby, including without limitation the conversion of the Preferred Stock into shares of Common Stock in accordance with the terms hereof, by a majority of the holders of shares of its Common Stock entitled to vote thereon ("Stockholder Approval").

     (b) Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions hereunder, such number of its shares of Common Stock (the "Reserved Amount") as shall from time to time be sufficient to effect the Conversion of the Series A

Preferred Stock. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon Conversion of the then outstanding shares of Series A Preferred Stock, the Corporation shall take immediate action (including seeking shareholder authorization of additional shares of Common Stock) to increase the Reserved Amount to 175% of the number of shares of Common Stock into which the outstanding shares of Series A Preferred Stock are then convertible. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of Conversion Shares deliverable upon the Conversion of the outstanding shares of Series A Preferred Stock, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from any preemptive rights, for such Conversion.

     (c) Conversion Notice. In order to convert shares of Series A Preferred Stock, or any portion thereof, the Holder shall send by facsimile transmission (with a hard copy to follow by first class mail), at any time prior to 11:59 p.m., eastern time, on the date on which the Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Corporation and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of shares of Series A Preferred Stock to be converted, the amount of Dividends accrued on the shares of Series A Preferred Stock then held by the Holder up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Series A Preferred Stock being converted. The Holder shall thereafter send the original of such certificate or certificates by overnight mail to the Corporation. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within one (1) business day of receipt of the Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and the Holder of the results in writing no later than two business days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the Corporation.

     (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the Stated Value of the Series A Preferred Stock to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. The "Conversion Price" shall be the lesser of (A) the price determined by multiplying (x) the average of the Closing Bid Prices (as defined below) for the Common Stock on the five (5) Trading Days (as defined below) occurring immediately prior to (but not including) the Conversion Date times (y) 85% (the "Floating Conversion Price") and (B) $18.30 (the "Fixed Conversion Price"). "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to a security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Holders of a majority of the then outstanding shares of Series A Preferred Stock, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 3(c) above, the Corporation shall, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Conversion Date set forth in such Conversion Notice and (ii) the business day following the day on which the original certificate or certificates representing the shares of Series A Preferred Stock being converted are received by the Corporation (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the number of Conversion Shares as shall be determined as provided herein. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Conversion Shares is covered by an effective Registration Statement or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule or provision.

     (f) Failure to Deliver Conversion Shares.

          (i) In the event that the Corporation fails for any reason to deliver to the Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), the Corporation shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the shares of Series A Preferred Stock represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which such shares are redeemed pursuant to the terms of this Amended and Restated Certificate of Incorporation. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued. In the event that there occurs a dispute between the Corporation and a Holder as to the number of Conversion Shares issuable pursuant to a Conversion as described in paragraph 3(c) above, and it is finally determined that such Holder is not entitled to receive certain Conversion Shares, the Corporation shall not owe Conversion Default Payments to such Holder with respect to such Conversion Shares.

          (ii) Nothing herein shall limit the Holder's right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to the difference between (A) the aggregate purchase price for the shares of Common Stock so purchased and (B) the aggregate number of net proceeds received by the Holder from the sale of the Conversion Shares issued by the Corporation pursuant to such Conversion), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g) Conversion at Maturity.

          (i) On the date which is three years from the Purchase Date (the "Maturity Date"), and assuming the satisfaction of the Mandatory Conversion Conditions (as defined below) the remaining shares of Series A Preferred Stock then held by each Holder shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such shares divided by the then applicable Conversion Price (a "Mandatory Conversion"), and the Maturity Date shall be deemed to be the Conversion Date with respect to such Mandatory Conversion. If a Mandatory Conversion occurs, the Corporation and the Holder shall follow the procedures for Conversion set forth in this Section 3; provided, however, that the Holder shall not be required to send the Conversion Notice contemplated by paragraph 3(c). In the event that the Mandatory Conversion Conditions are not satisfied as of the Maturity Date, the Corporation shall, within five
     (5) business days of the Maturity Date, pay an amount in cash to each Holder equal to the Liquidation Preference for the shares of Series A Preferred Stock then held by such Holder.

          (ii) The "Mandatory Conversion Conditions" are as follows:

             (1) a Registration Statement covering the resale of all of the Conversion Shares issuable pursuant to such Mandatory Conversion shall be effective, or such resale may be made pursuant to Rule 144(k).

     (h) Limitations on Right to Convert.

          (i) In the event that the number of Preferred Shares to be converted by a Holder pursuant to a Conversion Notice exceeds that number of Preferred Shares (the "Preferred Share Conversion Limit") which, if converted in full, would result in the issuance of a number of Conversion Shares that would equal such Holder's Cap Amount (as defined below), the Corporation shall have the option, in lieu of converting the Preferred Shares which would exceed such Holder's Preferred Share Conversion Limit, to redeem such Preferred Shares at the Optional Redemption Price (as defined below) (an "Optional Redemption"). In order to effect an Optional Redemption, the Corporation shall, within two (2) business days of receiving a Conversion Notice from a Holder pursuant to which the Preferred Shares to be converted thereby exceeds such Holder's Preferred Share Conversion Limit, deliver a written notice to such Holder that the Corporation intends to redeem such excess Preferred Shares (an "Optional Redemption Notice"). In the event that the Corporation does not deliver an Optional Redemption Notice within such two business day period, the Corporation will convert the Preferred Shares represented by such Conversion Notice in accordance with the terms of this Amended and Restated Certificate of Incorporation. A Holder shall have the right, upon converting Preferred Shares in a number that equals or exceeds 99% of such Holder's Preferred Share Conversion Limit, to deliver a written notice to the Corporation requesting whether the Corporation intends to redeem such Holder's Preferred Shares in excess of such Holder's Preferred Share Conversion Limit. If the Corporation fails to deliver an Optional Redemption Notice within five (5) business days of its receipt of such request, the Corporation will not be entitled thereafter to exercise its right to an Optional Redemption with respect to the Preferred Shares held by such Holder. A Holder's "Cap Amount" at any given time shall be the number of shares of Common Stock equal to, (A) for a Holder which purchased Preferred Shares from the Corporation, (i) the aggregate Stated Value of all of the Preferred Shares purchased by such Holder on or before such date, divided by (ii) ten dollars ($10), and (B) for a Holder which purchased Preferred Shares from another Holder, a pro rata portion of such other Holder's Cap Amount, in which case such other Holder's Cap Amount shall be appropriately reduced. In the event that a Holder converts all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Amount, then the difference between such Holder's Cap Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated pro rata to the Cap Amounts of the other Holders based on the number of Preferred Shares then held by such Holders. The Optional Redemption Price for each Preferred Share redeemed pursuant to an Optional Redemption shall be equal to (x) the Stated Value of such Preferred Share times 117.5% plus (y) the amount of all Dividends accrued (and any other amounts payable pursuant to this Amended and Restated Certificate of Incorporation) on such Preferred Shares up to and including the date on which the Corporation pays the Optional Redemption Price to the applicable Holder. Upon delivering an Optional Redemption Notice to a Holder, the Corporation shall pay the Optional Redemption Price to such Holder within ninety (90) days of such delivery (such ninetieth day being referred to as the "Optional Redemption Date"). If the Optional Redemption Price is not paid to such Holder on or before the Optional Redemption Date, interest shall accrue thereon in the amount of (i) (N/365) multiplied by (ii) the Optional Redemption Price multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the Optional Redemption Date and the date on which such payment is made in full.

          (ii) In no event shall a Holder be permitted to convert any shares of Series A Preferred Stock in excess of that number of such shares upon the Conversion of which (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (ii) plus (y) the number of shares of Common Stock issuable upon the Conversion of such shares is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Delivery by a Holder of a Conversion Notice shall be deemed to represent the determination by such Holder that the Conversion represented thereby will not violate the provisions of this subparagraph (ii), and the Corporation shall have neither the right nor the obligation to confirm such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series A Preferred Stock at such time as such Conversion will not violate the provisions of this subparagraph (ii).

4. ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If (A) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average of the closing sale prices for the Common Stock as reported by Nasdaq, or by the principal securities market on which the Common Stock is then traded, on the five (5) consecutive Trading Days (as defined below) selected by the Corporation not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "ex date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average closing price is then to be determined without the right to receive such issuance or distribution. In the absence of one or more such quotations, the Corporation shall determine the current market price on the basis of such quotations as it considers appropriate.

     (b) Adjustment to Conversion Price. If, prior to the Conversion of all of the shares of Series A Preferred Stock, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the shares of Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity or there is a sale of all or substantially all the Corporation's assets or there is a change of control transaction with respect to which, in any such case, a Holder does not exercise its right to a Mandatory Redemption (as defined below) of the Series A Preferred Stock, then such Holder shall thereafter have the right to receive upon Conversion of the shares of Series A Preferred Stock, upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon Conversion, such stock, securities and/or other assets, if any, which such Holder would have been entitled to receive in such transaction had such shares been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection 4(c) unless (i) it first gives to each Holder prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation under this Amended and Restated Certificate of Incorporation, including the terms of this subsection 4(c).

     (d) Distribution of Assets. If the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining shareholders entitled to such Distribution but prior to the effective date of such Distribution, the Holder shall be entitled to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. The Fixed Conversion Price for shares of Series A Preferred Stock not converted prior to the effective date of a Distribution shall be reduced to a price determined by decreasing the Fixed Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed, as determined by mutual agreement of the Corporation and each Holder.

     (e) No Fractional Shares. If any adjustment under this Section 4 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

5. MANDATORY REDEMPTION.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right, upon written notice to the Corporation, to have all or any portion of the shares of Series A Preferred Stock held by such Holder redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. Such notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed.

     (b) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the shares of Series A Preferred Stock being redeemed multiplied by one hundred and twenty percent (120%).

     (c) Payment of Mandatory Redemption Price.

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption within five (5) business days of the Mandatory Redemption Date. Upon redemption of a share of Series A Preferred Stock, the Holder will return such share to the Corporation for cancellation against payment of the Mandatory Redemption Price.

          (ii) If the Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) business days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at an annual rate equal to the lower of (x) the "prime" rate (as published in the Wall Street Journal) on such fifth business day plus three percent (3%) and (y) the highest rate permitted by applicable law from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

     (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Corporation fails for any reason (other than as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance) to issue shares of Common Stock and to transfer certificates representing such shares to the Holder in accordance with the provisions of this Amended and Restated Certificate of Incorporation upon Conversion of any shares of Series A Preferred

     Stock, and such failure continues for fifteen (15) business days following written notice thereof by the Holder to the Corporation and to counsel designated by the Corporation;

          (ii) the Corporation is unable to issue shares of Common Stock upon Conversion of any shares of Series A Preferred Stock as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, and such inability continues for a period of thirty
     (30) days thereafter;

          (iii) the Corporation breaches, in a material respect, any covenant or other material term or condition of the Securities Purchase Agreement between the Corporation and the Purchasers named therein pursuant to which the Series A Preferred Stock may be issued and sold (the "Securities Purchase Agreement"), the Registration Rights Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) and such breach continues for a period of ten (10) business days after written notice thereof to the Corporation from the Holder; provided that, if the Corporation is then using its best efforts to cure any such breach, such ten business day period shall be extended for another ten (10) business days;

          (iv) the Registration Statement is not declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) business days; provided that the Registration Statement will not be considered unavailable for the number of days occurring during a Standstill Period (as defined in the Registration Rights Agreement); and

          (v) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity (other than the Corporation's merger transaction with Cozzi Iron & Metal, Inc.), immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

6. MISCELLANEOUS.

     (a) Transfer of Series A Preferred Stock. A Holder may sell, transfer or otherwise dispose of all or any portion of the shares of Series A Preferred Stock to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or such Holder delivers an opinion of counsel to the effect that such sale, transfer or disposition is exempt from registration thereunder; provided that no such opinion shall be required in the event of a sale by such Holder to an affiliate thereof or pursuant to Rule 144 under the Securities Act. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be a Holder. Upon any such sale, transfer or disposition, the Corporation shall, promptly following the return of the certificate or certificates representing the shares of Series A Preferred Stock that are the subject of such sale, transfer or disposition, issue and deliver to such transferee a new Certificate in the name of such transferee.

     (b) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (c) No Voting Rights. The Holders of the Series A Preferred Stock shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of shareholders (and copies of proxy statements and other information sent to such shareholders).

     (d) Cancellation of Preferred Shares. Upon the conversion or redemption of a Preferred Share, the Corporation shall immediately cancel such Preferred Share and shall not reissue such Preferred Share.

     (e) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Amended and Restated Certificate of Incorporation shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

     If to the Corporation:

     Metal Management, Inc.
     500 North Dearborn Street, Suite 405
     Chicago, Illinois 60610
     Attn: Gerard M. Jacobs
     Fax: 312-645-0714

     With a copy to:

     Mayer, Brown & Platt
     190 South LaSalle Street
     Chicago, Illinois 60603
     Attn: Paul W. Theiss
     Fax: 312-701-7711

and if to any Holder, to such address as shall be designated by such Holder in writing to the Corporation.

     (f) Protective Provisions.

     So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any other capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;

          (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation; or

          (c) increase the authorized number of shares of Series A Preferred Stock;

provided, however, that such approval shall not be required with respect to any action described in clause (b) or clause (c) above in the event that the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the effective date of such action is equal to or exceeds one hundred and fifty percent (150%) of the Fixed Conversion Price.

     In the event that Holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to the terms hereof, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series A Preferred Stock into Conversion Shares pursuant to the terms of this Amended and Restated Certificate of Incorporation as they existed prior to such alteration or change and without regard to the limitations on Conversion contained in paragraph 3(h)(i) hereof, or continue to hold their shares of Series A Preferred Stock.

                            SERIES B PREFERRED STOCK

1. DIVIDENDS.

     (a) Payment of Dividends. The holders of shares of Series B Preferred Stock (each, a "Holder" and collectively, the "Holders") shall be entitled to receive cumulative dividends ("Dividends") on the Series B Preferred Stock accruing on each share thereof at an annual rate of four and one-half percent (4.5%) times the Stated Value per share (such rate subject to ratable adjustment in the event of any stock split or combination and to equitable adjustment in the event of a reclassification or other similar event). Dividends shall accrue, whether or not declared, on each share of Series B Preferred Stock from the date of original issuance thereof (the "Purchase Date") through the date on which such Dividends are paid. Accrued but unpaid Dividends shall be payable in cash or, at the option of the Corporation (the "Stock Payment Option") and upon satisfaction of the conditions set forth in paragraph 1(c) below, in shares (the "Dividend Payment Shares") of Series B Preferred Stock, on each Conversion Date and Mandatory Redemption Date and on the Maturity Date (each as defined below, a "Dividend Payment Date").

     (b) Delivery of Dividend Payment Shares. If the Corporation elects to exercise the Stock Payment Option upon a conversion by a Holder, the Corporation shall deliver to such Holder, on or before the third business day following the applicable Dividend Payment Date, one or more certificates representing the aggregate number of whole Dividend Payment Shares that is determined by dividing
(x) the amount of the Dividend which has accrued with respect to all of the Preferred Shares held by such Holder and would otherwise be payable in cash on the applicable Dividend Payment Date by (y) one thousand dollars ($1,000). No fractional Dividend Payment Shares shall be issued; the Corporation shall, in lieu thereof, either issue a number of Dividend Payment Shares which reflects a rounding up to the next whole number of shares or pay such amount in cash. The Dividend Payment Shares shall be fully paid and non-assessable, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation, entitled to all of the rights, preferences and privileges set forth herein, and shall be issued and delivered to the Holder on or before the third business day following the applicable Dividend Payment Date. The Corporation agrees to inform the Holder at least five (5) Trading Days prior to the first day of each calendar quarter in which the Corporation intends to exercise the Stock Payment Option.

     (c) Conditions to Stock Payment Option. If the Corporation wishes to exercise the Stock Payment Option with respect to Dividends payable to a Holder, it may do so only if each of the following conditions has been satisfied as of the applicable Dividend Payment Date:

          (i) the number of shares of Series B Preferred Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is sufficient to pay such Dividends in Dividend Payment Shares;

          (ii) the Corporation's common stock, par value $.01 per share (the "Common Stock"), is authorized for quotation on the Nasdaq National Market or for listing or quotation on the New York Stock Exchange or any other national securities exchange;

          (iii)(x) the registration statement required to be maintained by the Corporation (the "Registration Statement") pursuant to a registration rights agreement by and among the Corporation and the Purchasers named therein (the "Registration Rights Agreement") is effective and available for the sale of all of the Conversion Shares issuable upon conversion of the Dividend Payment Shares issuable pursuant to such exercise and of all Conversion Shares (as defined below) then held by or issuable to the Holders, or (y) sales of such Dividend Payment Shares may be made pursuant to Rule 144(k); provided, however, that the Registration Statement will not be deemed unavailable during a Standstill Period (as defined in the Registration Rights Agreement).

          (iv) after giving effect to the issuance of the Dividend Payment Shares issuable pursuant to such exercise, the Corporation shall have reserved and available out of its authorized but unissued Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions, at least 125% of the number of shares issuable upon conversion of all outstanding shares of Series B Preferred Stock.

          (v) a Mandatory Redemption Event or a Liquidation Event (each as defined herein) has not occurred and is continuing; and

          (vi) the Corporation has delivered to the Holder a certificate, signed by an executive officer of the Corporation, setting forth;

        - the amount of the Dividend to which the Holder is entitled;

        - the number of Dividend Payment Shares to be delivered in payment of such Dividend, and the calculation therefor; and

        - a statement to the effect that all of the conditions set forth in paragraphs 1(c)(i)-(v) have been satisfied.

2. PRIORITY.

     (a) Payment upon Dissolution, Etc. Upon the occurrence and continuance of
(x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or
(y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Corporation (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock (other than capital stock that ranks pari passu with the Series B Preferred Stock) of the Corporation unless prior thereto each Holder shall have received the Liquidation Preference (as defined below) with respect to each share of Series B Preferred Stock then held by such Holder. In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holders of the Series B Preferred Stock and to the holders of such pari passu securities are insufficient to pay the Liquidation Preference with respect to all of the outstanding shares of Series B Preferred Stock and of such pari passu securities, such assets shall be distributed ratably among such shares in proportion to the ratio that the liquidation preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

     (b) Liquidation Preference. The "Liquidation Preference" with respect to a share of Series B Preferred Stock shall mean an amount equal to the Stated Value of such share plus any accrued and unpaid Dividends thereon.

     (c) Ranking. In the event of the liquidation, dissolution or other winding up of the Corporation, the Holders of the Series B Preferred Stock shall be treated pari passu with the holders of the Corporation's Series A Preferred Stock.

3. CONVERSION.

     (a) Right to Convert. Subject to the limitations contained in paragraph 3(h) below, each Holder shall have the right to convert at any time and from time to time after the earlier to occur of (i) the ninetieth (90th) day following the date on which the Series B Preferred Stock is issued and (ii) the effectiveness of the Registration Statement, each of its shares of Series B Preferred Stock into such number of fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation (the "Conversion Shares"), as is computed in accordance with the terms hereof (a "Conversion"); provided, however, that the right of such Holder to convert the Series B Preferred Stock into Conversion Shares shall not become effective unless and until the Corporation has obtained the approval of the transactions contemplated hereby, including without limitation the conversion of the Preferred Stock into shares of Common Stock in accordance with the terms hereof, by a majority of the holders of shares of its Common Stock entitled to vote thereon ("Stockholder Approval").

     (b) Reservation of Common Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from any preemptive rights, solely for the purpose of effecting Conversions hereunder, such number of its shares of Common Stock

(the "Reserved Amount") as shall from time to time be sufficient to effect the Conversion of the Series B Preferred Stock. If at any time the Reserved Amount is less than 125% of the number of shares of Common Stock issuable upon Conversion of the then outstanding shares of Series B Preferred Stock, the Corporation shall take immediate action (including seeking shareholder authorization of additional shares of Common Stock) to increase the Reserved Amount of 175% of the number of shares of Common Stock into which the outstanding shares of Series B Preferred Stock are then convertible. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of Conversion Shares deliverable upon the Conversion of the outstanding shares of Series B Preferred Stock, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from any preemptive rights, for such Conversion.

     (c) Conversion Notice. In order to convert shares of Series B Preferred Stock, or any portion thereof, the Holder shall send by facsimile transmission (with a hard copy to follow by first class mail), at any time prior to 11:59 p.m., eastern time, on the date on which the Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Corporation and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of shares of Series B Preferred Stock to be converted, the amount of Dividends accrued on the shares of Series B Preferred Stock then held by the Holder up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Series B Preferred Stock being converted. The Holder shall thereafter send the original of such certificate or certificates by overnight mail to the Corporation. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within one (1) business day of receipt of the Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and the Holder of the results in writing no later than two business days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the Corporation.

     (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the Stated Value of the Series B Preferred Stock to be converted by the Conversion Price (as defined herein) in effect on the Conversion Date. The "Conversion Price" shall be the lesser of (A) the price determined by multiplying (x) the average of the Closing Bid Prices (as defined below) for the Common Stock on the five (5) Trading Days (as defined below) occurring immediately prior to (but not including) the Conversion Date times (y) 92.5% (the "Floating Conversion Price"); (B) the price determined by multiplying
(x) the Closing Bid Price for the Common Stock on the Purchase Date times (y) 120% (the "Fixed Conversion Price") and (C) the price equal to the lowest traded price of a share of Common Stock during any period in which the Common Stock is no longer listed for quotation on the Nasdaq National Market or listed on the New York Stock Exchange or other national securities exchange. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market or on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to a security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series B Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Holders of a majority of the then outstanding shares of Series B

Preferred Stock, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 3(c) above, the Corporation shall, no later than the close of business on the later to occur of (i) the third (3rd) business day following the Conversion Date set forth in such Conversion Notice and (ii) the business day following the day on which the original certificate or certificates representing the shares of Series B Preferred Stock being converted are received by the Corporation (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the number of Conversion Shares as shall be determined as provided herein. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Conversion Shares is covered by an effective Registration Statement or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") or any successor rule or provision.

     (f) Failure to Deliver Conversion Shares.

          (i) In the event that the Corporation fails for any reason to deliver to the Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), the Corporation shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the shares of Series B Preferred Stock represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which such shares are redeemed pursuant to the terms of this Amended and Restated Certificate of Incorporation. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued. In the event that the Corporation fails to make any Conversion Default Payment in accordance with this paragraph 3(f)(i), a Holder may elect to receive such Conversion Default Payment in cash or to convert all or any portion of such Conversion Default Payment, at any time, into Common Stock at the Conversion Price in effect on the date such Holder delivers a notice to the Corporation of its election to convert such Conversion Default Payment into Common Stock. In the event that there occurs a dispute between the Corporation and a Holder as to the number of Conversion Shares issuable pursuant to a Conversion as described in paragraph 3(c) above, and it is finally determined that such Holder is not entitled to receive certain Conversion Shares, the Corporation shall not owe Conversion Default Payments to such Holder with respect to such Conversion Shares.

          (ii) Nothing herein shall limit the Holder's right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to the difference between (A) the aggregate purchase price for the shares of Common Stock so purchased and (B) the aggregate number of net proceeds received by the Holder from the sale of the Conversion Shares issued by the Corporation pursuant to such Conversion), and the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g) Conversion at Maturity.

          (i) On the date which is three years from the Purchase Date (the "Maturity Date"), and assuming the satisfaction of the Mandatory Conversion Conditions (as defined below) the remaining shares of Series B Preferred Stock then held by each Holder shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such shares divided by the then applicable Conversion Price (a "Mandatory Conversion"), and the Maturity Date shall be deemed to be the Conversion Date with respect to such Mandatory Conversion. If a Mandatory Conversion occurs, the

     Corporation and the Holder shall follow the procedures for Conversion set forth in this Section 3; provided, however, that the Holder shall not be required to send the Conversion Notice contemplated by paragraph 3(c). In the event that the Mandatory Conversion Conditions are not satisfied as of the Maturity Date, the Corporation shall, within five (5) business days of the Maturity Date, pay an amount in cash to each Holder equal to the Liquidation Preference for the shares of Series B Preferred Stock then held by such Holder.

          (ii) The "Mandatory Conversion Conditions" are as follows:

             (1) a Registration Statement covering the resale of all of the Conversion Shares issuable pursuant to such Mandatory Conversion shall be effective, or such resale may be made pursuant to Rule 144(k).

     (h) Limitations on Right to Convert.

          (i) In the event that the number of Preferred Shares to be converted by a Holder pursuant to a Conversion Notice exceeds that number of Preferred Shares (the "Preferred Share Conversion Limit") which, if converted in full, would result in the issuance of a number of Conversion Shares that would equal such Holder's Cap Amount (as defined below), the Corporation shall have the option, in lieu of converting the Preferred Shares which would exceed such Holder's Preferred Share Conversion Limit, to redeem such Preferred Shares at the Option Redemption Price (as defined below) (an "Optional Redemption"). In order to effect an Optional Redemption, the Corporation shall, within two (2) business days of receiving a Conversion Notice from a Holder pursuant to which the Preferred Shares to be converted thereby exceeds such Holder's Preferred Share Conversion Limit, deliver a written notice to such Holder that the Corporation intends to redeem such excess Preferred Shares (an "Optional Redemption Notice"). In the event that the Corporation does not deliver an Optional Redemption Notice within such two business day period, the Corporation will convert the Preferred Shares represented by such Conversion Notice in accordance with the terms of this Amended and Restated Certificate of Incorporation. A Holder shall have the right, upon converting Preferred Shares in a number that equals or exceeds 99% of such Holder's Preferred Share Conversion Limit, to deliver a written notice to the Corporation requesting whether the Corporation intends to redeem such Holder's Preferred Shares in excess of such Holder's Preferred Share Conversion Limit. If the Corporation fails to deliver an Optional Redemption Notice within five (5) business days of its receipt of such request, the Corporation will not be entitled thereafter to exercise its right to an Optional Redemption with respect to the Preferred Shares held by such Holder. A Holder's "Cap Amount" at any given time shall be the number of shares of Common Stock equal to, (A) for a Holder which purchased Preferred Shares from the Corporation, (i) the aggregate Stated Value of all of the Preferred Shares purchased by such Holder on or before such date, divided by (ii) ten dollars ($10), and (B) for a Holder which purchased Preferred Shares from another Holder, a pro rata portion of such other Holder's Cap Amount, in which case such other Holder's Cap Amount shall be appropriately reduced. In the event that a Holder converts all of such Holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Amount, then the difference between such Holder's Cap Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated pro rata to the Cap Amounts of the other Holders based on the number of Preferred Shares then held by such Holders. The Optional Redemption Price for each Preferred Share redeemed pursuant to an Optional Redemption shall be equal to (x) the Stated Value of such Preferred Share times 117.5% plus (y) the amount of all Dividends accrued (and any other amounts payable pursuant to this Amended and Restated Certificate of Incorporation) on such Preferred Shares up to and including the date on which the Corporation pays the Optional Redemption Price to the applicable Holder. Upon delivering an Optional Redemption Notice to a Holder, the Corporation shall pay the Optional Redemption Price to such Holder within ninety (90) days of such delivery (such ninetieth day being referred to as the "Optional Redemption Date"). If the Optional Redemption Price is not paid to such Holder on or before the Optional Redemption Date, interest shall accrue thereon in the amount of (i) (N/365) multiplied by (ii) the Optional Redemption Price multiplied by (iii) the lower of twenty-four percent (24%) and the maximum interest rate permitted by applicable law, where "N" equals the number of days elapsed between the Optional Redemption Date and the date on which such payment is made in full.

          (ii) In no event shall a Holder be permitted to convert any shares of Series B Preferred Stock in excess of that number of such shares upon the Conversion of which (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon conversion of the Series B Preferred Stock and shares of Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (ii)) plus (y) the number of shares of Common Stock issuable upon the Conversion of such shares, is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Delivery by a Holder of a Conversion Notice shall be deemed to represent the determination by such Holder that the Conversion represented thereby will not violate the provisions of this subparagraph (ii), and the Corporation shall have neither the right nor the obligation to confirm such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series B Preferred Stock at such time as such Conversion will not violate the provisions of this subparagraph (ii).

4. ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Fixed Conversion Price Due to Stock Split, Stock Dividend, Etc. If (A) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, reclassification, the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof or other similar event, the Fixed Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average of the closing sale prices for the Common Stock as reported by Nasdaq, or by the principal securities market on which the Common Stock is then traded, on the five (5) consecutive Trading Days (as defined below) selected by the Corporation not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average closing price is then to be determined without the right to receive such issuance or distribution. In the absence of one or more such quotations, the Corporation shall determine the current market price on the basis of such quotations as it considers appropriate.

     (b) Adjustment to Conversion Price. If, prior to the Conversion of all of the shares of Series B Preferred Stock, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the shares of Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event (an "Organic Change"), as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity or there is a sale of all or substantially all the Corporation's assets or there is a change of control transaction with respect to which, in any such case, a Holder does not exercise its right to a Mandatory Redemption (as defined below) of the Series B Preferred Stock, then such Holder shall thereafter have the right to receive upon Conversion of the shares of Series B Preferred Stock, upon the terms and conditions specified herein and in lieu of the shares of Common Stock which theretofore would have been issuable upon Conversion had such Organic Change not occurred, such stock, securities and/or other assets, if any, which such Holder would have been entitled to receive in such

Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion of such Holder's Series B Preferred Stock had such Organic Change not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion, and if the Corporation is not the surviving entity in such transaction, to adjust the Conversion Price to be based upon the Closing Bid Prices of the surviving entity) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection 4(c) unless (i) it first gives to each Holder prior notice of such merger, consolidation, exchange of shares, recapitalization, reorganization, redemption or other similar event, and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation under this Amended and Restated Certificate of Incorporation, including the terms of this subsection 4(c).

     (d) Distribution of Assets. If the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining shareholders entitled to such Distribution but prior to the effective date of such Distribution, the Holder shall be entitled to receive the amount of such assets which would have been payable to such Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. The Fixed Conversion Price for shares of Series B Preferred Stock not converted prior to the effective date of a Distribution shall be reduced to a price determined by decreasing the Fixed Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed, as determined by mutual agreement of the Corporation and each Holder.

     (e) No Fractional Shares. If any adjustment under this Section 4 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

5. MANDATORY REDEMPTION.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right, upon written notice to the Corporation, to have all or any portion of the shares of Series B Preferred Stock held by such Holder redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. Such notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date") and the number of such shares to be redeemed.

     (b) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the shares of Series B Preferred Stock being redeemed multiplied by one hundred and twenty percent (120%).

     (c) Payment of Mandatory Redemption Price.

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption within five (5) business days of the Mandatory Redemption Date. Upon redemption of a share of Series B Preferred Stock, the Holder will return such share to the Corporation for cancellation against payment of the Mandatory Redemption Price.

          (ii) If the Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) business days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at an annual rate equal to the lower of (x) the "prime" rate (as published in The Wall Street Journal) on such fifth business day plus three percent (3%) and
     (y) the highest rate permitted by applicable law from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

     (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Corporation fails for any reason (other than as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance) to issue shares of Common Stock and to transfer certificates representing such shares to the Holder in accordance with the provisions of this Amended and Restated Certificate of Incorporation upon Conversion of any shares of Series B Preferred Stock, and such failure continues for fifteen (15) business days following written notice thereof by the Holder to the Corporation and to counsel designated by the Corporation;

          (ii) the Corporation is unable to issue shares of Common Stock upon Conversion of any shares of Series B Preferred Stock as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, and such inability continues for a period of thirty
     (30) days thereafter;

          (iii) the Corporation breaches, in a material respect, any covenant or other material term or condition of the Securities Purchase Agreement between the Corporation and the Purchasers named therein pursuant to which the Series B Preferred Stock may be issued and sold (the "Securities Purchase Agreement"), the Registration Rights Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement) and such breach continues for a period of ten (10) business days after written notice thereof to the Corporation from the Holder; provided that, if the Corporation is then using its best efforts to cure any such breach, such ten business day period shall be extended for another ten (10) business days;

          (iv) the Registration Statement is not declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) business days; provided that the Registration Statement will not be considered unavailable for the number of days occurring during a Standstill Period (as defined in the Registration Rights Agreement); and

          (v) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity (other than the Corporation's merger transaction with Cozzi Iron & Metal, Inc.), immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

     (e) Redemption Defaults. If the Corporation fails to pay any Holder the Mandatory Redemption Price with respect to any share of Series B Preferred Stock within five (5) business days after its receipt of a notice requiring such redemption ("Redemption Notice"), then the Holder of Series B Preferred Stock delivering such Redemption Notice shall have, in addition to all other remedies available at law or equity, the right, at any time and from time to time until the Corporation's payment of such Mandatory Redemption Price, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of subparagraph (a) of paragraph 3) all or any portion of the Mandatory Redemption Price, plus interest as aforesaid, into shares of Common Stock at the Conversion Price in effect on the date such Holder delivers notice to the Corporation of its election to convert such Mandatory Redemption Price into Common Stock. In the event the Corporation is not able to redeem all of the shares of Series B Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series B Preferred Stock from each holder pro rata, based on the total number of shares of Series B Preferred Stock outstanding at the time of redemption included by such Holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series B Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

6. MISCELLANEOUS.

     (a) Transfer of Series B Preferred Stock. A Holder may sell, transfer or otherwise dispose of all or any portion of the shares of Series B Preferred Stock to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or such Holder delivers an opinion of counsel to the effect that such sale, transfer or disposition is exempt from registration thereunder; provided that no such opinion shall be required in the event of a sale by such Holder to an affiliate thereof or pursuant to Rule 144 under the Securities Act. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be a Holder. Upon any such sale, transfer or disposition, the Corporation shall, promptly following the return of the certificate or certificates representing the shares of Series B Preferred Stock that are the subject of such sale, transfer or disposition, issue and deliver to such transferee a new Certificate in the name of such transferee.

     (b) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing shares of Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (c) No Voting Rights. The Holders of the Series B Preferred Stock shall have no voting rights with respect to the business, management or affairs of the Corporation; provided that the Corporation shall provide each Holder with prior notification of each meeting of shareholders (and copies of proxy statements and other information sent to such shareholders).

     (d) Cancellation of Preferred Shares. Upon the conversion or redemption of a Preferred Share, the Corporation shall immediately cancel such Preferred Share and shall not reissue such Preferred Share.

     (e) Notices. Except as otherwise specified herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Amended and Restated Certificate of Incorporation shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

     If to the Corporation:

     Metal Management, Inc.
     500 North Dearborn Street, Suite 405
     Chicago, Illinois 60610
     Attn: Gerard M. Jacobs
     Fax: 312-645-0714

     With a copy to:

     Mayer, Brown & Platt
     190 South LaSalle Street
     Chicago, Illinois 60603
     Attn: Paul W. Theiss, Esq.
     Fax: 312-701-7711

and if to any Holder, to such address as shall be designated by such Holder in writing to the Corporation.

     (f) Protective Provisions.

     So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock or any other capital stock of the Corporation so as to affect adversely the Series B Preferred Stock;

          (b) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

          (c) increase the authorized number of shares of Series B Preferred Stock; or

          (d) issue any Series B Preferred Stock other than pursuant to the Securities Purchase Agreement;

provided, however, that such approval shall not be required with respect to any action described in clause (b) or clause (c) above in the event that the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the effective date of such action is equal to or exceeds one hundred and fifty percent (150%) of the Fixed Conversion Price.

     In the event that Holders of at least a majority of the then outstanding shares of Series B Preferred Stock agreed to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to the terms hereof, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series B Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares of Series B Preferred Stock into Conversion Shares pursuant to the terms of this Amended and Restated Certificate of Incorporation as they existed prior to such alteration or change and without regard to the limitations on Conversion contained in paragraph 3(h)(i) hereof, or continue to hold their shares of Series B Preferred Stock.

FIFTH: Except as otherwise provided in the resolutions of the Board of Directors designating any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent in writing by any such stockholders.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation.

EIGHTH: The number of directors which will constitute the whole Board of Directors of the Corporation shall be as specified in the By-Laws of the Corporation.

NINTH: The election of directors need not be written ballot unless the By-Laws of the Corporation shall so provide.

TENTH: In voting for the election of directors of the Corporation, holders of stock shall not have the right to accumulate their votes.

ELEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

TWELFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware

General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

THIRTEENTH: (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, has reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subparagraphs (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 13.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subparagraphs of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 13.

     (h) For purposes of this Article 13, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 13 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this Article 13, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article 13.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 13 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

FOURTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Gerard M. Jacobs, its Chief Executive Officer, who does make this certificate and declare and certify under penalty of perjury that this is the act and deed of the Corporation, and that the facts stated herein are true, and accordingly has set his hand hereto this
               day of             , 1998.

                                          METAL MANAGEMENT, INC.

                                          By:
                                          --------------------------------------
                                          Name: Gerard M. Jacobs
                                          Title: Chief Executive Officer

                                                                         ANNEX B

                             METAL MANAGEMENT, INC.
                                1995 STOCK PLAN

                            ------------------------

     1. Purposes of the Plan. The purposes of this Stock Plan are:

          (a) to attract and retain the best available personnel for positions of substantial responsibility,

          (b) to provide additional incentive to Employees and Consultants, and

          (c) to promote the success of the Company's business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means Metal Management, Inc., a Delaware corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
     (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (j) "Director" means a member of the Board.

          (k) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

          (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" means a stock option granted pursuant to the Plan.

          (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (v) "Optioned Stock" means the Common Stock subject to an Option.

          (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

          (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (y) "Plan" means this 1995 Stock Option Plan.

          (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,200,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share Ownership.

     4. Administration of the Plan.

          (a) Procedure.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3; provided, however, that the Board may grant Options to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act if the Board is unable to administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 (provided, however, that in such a case, the grant of Options to Employees who are Officers or Directors subject to Section 16(b) of the Exchange Act will constitute a non-exempt purchase under Section 16(b)), or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

             (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

             (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

             (iii) to determine whether and to what extent Options are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

             (v) to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

             (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xii) to institute an Option Exchange Program;

             (xiii) to determine the terms and restrictions applicable to Options; and

             (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6. Limitations.

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

             (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, and Parent or Subsidiary, which

             (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options to
     Employees:

             (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

             (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

             (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (i) In the case of an Incentive Stock Option.

                (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i) cash;

             (ii) check;

             (iii) promissory note;

             (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

             (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii) any combination of the foregoing methods of payment; or

             (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time with twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option with the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
     Section 16 of the Exchange Act with respect to Plan transactions.

     11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of the law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirement of the Plan.

     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                                                         ANNEX C

                             METAL MANAGEMENT, INC.

                        1998 DIRECTOR COMPENSATION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this 1998 Director Compensation Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentives to the Outside Directors of the Company to serve as Directors and to encourage the continued service of Outside Directors on the Board while, at the same time, aligning the interests of the Outside Directors with the interests of the Company's stockholders.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock of the Company.

          (d) "Company" means Metal Management, Inc., a Delaware corporation.

          (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

          (f) "Director" means a member of the Board.

          (g)"Employee" means any person, including officers and Directors, who is employed by or provides consulting services to the Company or any Parent or Subsidiary of the Company.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Exercise Value" means the average of Fair Market Value of the Company's Common Stock for the ten (10) business day period preceding the date on which the Option is granted pursuant to Section 6.

          (j) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Option" means a stock option granted pursuant to the Plan.

          (l) "Optioned Stock" means the Common Stock subject to an Option.

          (m) "Optionee" means an Outside Director who receives an Option.

          (n) "Outside Director" means a Director who is not an Employee.

          (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (p) "Plan" means this Metal Management, Inc. 1998 Directors Compensation Plan.

          (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

          (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     5. ELIGIBILITY. Only Outside Directors shall be eligible to receive the grant of Options and other payments hereunder. All Options shall be automatically granted in accordance with the terms set forth in Section 6 hereof. Participation in the Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN. All grants of Options under the Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions. No Option shall be granted hereunder until the first fiscal year of the Company beginning after December 31, 1998.

          (a) Grants to Current Directors. Each person who was an Outside Director on the first day of the Company's fiscal year and who is an Outside Director on the date of the first Board meeting in such fiscal year of the Company or, if no Board meeting has occurred by the last day of the first quarter of such fiscal year, the last day of the first quarter of such fiscal year, shall be automatically granted an Option to purchase that number of Shares having a value, determined using the Black-Scholes valuation method, equal to $30,000.

          (b) Grants to New Directors. If a person is not an Outside Director on the first day of the Company's fiscal year but becomes an Outside Director during the course of the Company's fiscal year, such person shall be automatically granted an Option to purchase that number of Shares having a value, determined using the Black-Scholes valuation method, value equal to $30,000 multiplied by a fraction, the denominator of which is 365 and the numerator of which is 365 less the number of days during such fiscal year that the person was not an Outside Director. Any grant under this paragraph
     (b) shall be made on the later of (A) the date of the first Board meeting in the fiscal year of the Company in which the person becomes an Outside Director or, if no Board meeting has occurred by the last day of the first quarter of such fiscal year, the last day of the first quarter of such fiscal year, or (B) the date on which such person becomes an Outside Director.

          (c) Determination of Value. The determination of the value of an Option using the Black-Scholes valuation method shall be made by the Company's independent public accountants.

          (d) Material Terms. The material terms of an Option granted hereunder shall be as follows:

             (i) The term of the Option shall be ten (10) years.

             (ii) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
        Section 7 hereof.

             (iii) The exercise price per Share shall be the Exercise Value per Share on the date the Option is granted.

             (iv) The Option shall be fully vested and exercisable as of the date it is granted.

          (e) Restrictions on Shares. In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grants to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (f) Nonstatutory Options. All options granted hereunder shall be nonstatutory stock options.

     7. EXERCISE OF OPTIONS.

          (a) Procedure for Exercise. Except as otherwise expressly provided in the Plan, an Outside Director may exercise any outstanding Option, in whole or in part (but for whole Shares only), by filing a written exercise notice with the Company prior to the date on which the Option expires or otherwise ceases to be exercisable in accordance with the terms of the Plan; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 15 hereof has been obtained. The exercise notice shall specify the number of Shares which the Outside Director elects to purchase and must be accompanied by payment of the Exercise Value for the Shares. Payment of the Exercise Value shall be by cash or check payable to the Company; provided, however, that, to the extent approved by the Board, an Outside Director may elect to pay the Exercise Value through a cashless exercise arrangement.

          (b) Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (c) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

          (d) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(d)(3) of the Code), the Optionee may exercise his or her Option, but only within six (6) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e) Disability of Optionee. In the event an Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(d)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (f) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
     (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     8. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price of such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of
     Section 6 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall continue to be exercisable (subject to expiration of its ten (10) year term) and shall terminate upon consummation of the transaction if not then exercised. For purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

          (d) Special Rules for Pooling. Notwithstanding the foregoing or any other provision of the Plan or agreement to the contrary, the Board may amend the Plan or the terms of any Option to the extent it deems necessary to preserve pooling-of-interest accounting treatment for any transaction which is intended to be accounted for through such accounting method.

     10. OTHER COMPENSATION AND BENEFITS. Each Outside Director shall be paid such retainers, meeting fees and committee fees in such amounts and subject to such terms and conditions as may be determined from time to time by the Board. Each Outside Director shall also be reimbursed by the Company for all reasonable, documented, lawful expenses incurred by the Outside Director in the performance of the Outside Director's duties for the Company, including attendance at Board and committee meetings.

     11. AMENDMENT AND TERMINATION OF THE PLAN. Except as set forth in Section 10, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

     12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     14. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     15. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the adoption of the Plan by the Board. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                         ANNEX D

                             METAL MANAGEMENT, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose of the Plan. This Metal Management, Inc. 1998 Employee Stock Purchase Plan (the "Plan") is adopted by Metal Management, Inc., a Delaware corporation (the "Company"), to encourage stock ownership by all eligible employees of the Company and its subsidiaries so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Definitions.

          2.1 "Account" means the record of the funds accumulated with respect to an individual employee as a result of deductions from his or her paycheck for the purpose of purchasing stock under the Plan.

          2.2 "Base Pay" means regular straight time earnings or draw, but excludes compensation for overtime, commissions, bonuses, amounts paid as reimbursement of expenses and other additional compensation.

          2.3 "Board" means the Board of Directors of the Company.

          2.4 "Closing Price" for any day in an offering period shall mean the closing price for a Common Stock as reported for such day in The Wall Street Journal or in any successor to The Wall Street Journal, or, if there is no such successor, in any publication selected by the Board or, if no such closing price is so reported for such day, the closing price which is so reported for the closest day before or after such day which is during the offering period and within the two (2) week period before or after such day (provided that if a day before and after are both closest to such day, the earlier day for which a closing price is reported shall be utilized), or, if no such closing price is so reported, the fair market value of Common Stock as determined by the Board.

          2.5 "Common Stock" means the Company's Common Stock, $.01 par value.

          2.6 "Fair Market Value" means the average of the Closing Prices of the Common Stock for the five (5) consecutive trading days preceding the valuation date.

          2.7 "Offering Date" means the commencement date of the offering if such date is a regular business day or the first business day following such commencement date.

          2.8 "Parent" means any corporation, other than the employer corporation, in the unbroken chain of corporations ending with the employer corporation if each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.9 "Pay Day" means the day as of which Base Pay is paid to an eligible employee.

          2.10 "Plan Administrator" means the Board or the Committee described in Section 19.

          2.11 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Employees Eligible to Participate. Except as provided in the next sentence, any person who is an employee of the Company or a Designated Affiliate (as described below) on the first day of each offering is eligible to receive options under the Plan for such offering and shall be referred to herein as an "eligible employee." Notwithstanding the foregoing, a person shall not be an eligible employee if (i) his or her customary employment is 20 hours or less per week;
(ii) his or her customary employment is for not more than five months in the calendar year; or (iii) immediately after the grant of options hereunder he or she would own shares (including all shares which may be purchased under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company, or, if applicable, any Subsidiary or, if applicable, a Parent. For this purpose, the rules of Section 424(d) of the Code shall apply in determining share ownership.

     4. Offerings.

          4.1 The first offering period under the Plan shall commence on January 1, 1999, and terminate on March 31, 1999. Thereafter, offerings shall commence on the first day and terminate on the last day of each calendar quarter until the Plan is terminated by the Board or no additional shares of Common Stock of the Company are available for purchase under the Plan.

          4.2 Any corporation which is either a Parent or a Subsidiary of the Company may be designated by the Plan Administrator as a "Designated Affiliate" and such designation shall remain in effect unless and until revoked by the Plan Administrator.

     5. Price. The purchase price per share for each offering shall be 85% of the Fair Market Value of the Common Stock on the last business day of the offering.

     6. Stock Subject to the Plan. The aggregate number of shares of Common Stock available for grant as options shall not exceed 1,368,493, subject to adjustment pursuant to Section 7 hereof. Shares of Common Stock granted pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such option shall again be available for grant as an option pursuant to the Plan and shall not reduce the aggregate number of shares of Common Stock available for grant as such options as set forth in this Section.

     7. Changes in Capital Structure.

          7.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Board in the number or kind of shares as to which an option granted under this Plan shall be exercisable, to the end that the option holder's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Board shall be consistent with Section 424(a) of the Code and shall be conclusive.

          7.2 If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, each outstanding option shall be assumed by the surviving or resulting corporation and each option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to consolidation or recapitalization.

     8. Participation. An eligible employee may become a participant by completing, signing and filing an enrollment agreement ("Enrollment Agreement") and any other necessary papers with the Company prior to the commencement of the particular offering in which he or she wishes to participate. Base Pay deductions for a participant shall commence on the Offering Date and shall end on the termination date of such offering unless earlier terminated by the employee as provided in Section 14. Participation in one offering under the Plan shall neither limit, or require, participation in any other offering.

     9. Base Pay Deductions.

          9.1 At the time a participant files his or her Enrollment Agreement, he or she shall elect to have deductions made from his or her Base Pay on each Pay Day during the time he or she is a participant in an offering at not less than $10 or more than 20% of his or her Base Pay.

          9.2 All Base Pay deductions made for a participant shall be credited to his or her Account under the Plan. A participant may not make any separate cash payment into such Account nor may payment for shares be made other than by Base Pay deduction.

          9.3 A participant may discontinue his or her Base Pay deductions or participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, except as provided in
     Section 14, a participant may not alter the rate of his or her Base Pay deductions for that offering.

     10. Granting of Option.

          10.1 On each Offering Date, this Plan shall be deemed to have granted to the participant an option for as many full and fractional shares as he or she will be able to purchase with the Base Pay deductions credited to his or her Account during his or her participation in that offering.

          10.2 Notwithstanding the foregoing, no employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar employee stock purchase plans of the Company and, if applicable, a Subsidiary and, if applicable, a Parent, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

          10.3 Except as specifically provided herein, all eligible employees shall have the same rights and privileges under the Plan. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

          10.4 If the total number of shares for which options are to be granted on any date in accordance with Paragraph 10.1 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

     11. Exercise of Option. Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated Base Pay deductions on such date will pay for the purchase price.

     12. Restrictions on Dispositions.

          12.1 Disposition Within One Year of Purchase. Except as provided in paragraph (b) below of this Paragraph 12, no sale, transfer or other disposition may be made of any Common Stock purchased under the Plan until the first anniversary of such purchase. If a Participant transfers or disposes of any Common Stock during the first year after it is purchased, he or she shall remit to the Company an amount of cash equal to:

             (a) the difference between the Closing Price of such Common Stock on the date they were purchased and the amount the Participant paid for such Common Stock.

             (b) the excess (if any) of the amount the Participant paid for such Common Stock over the Closing Price of such Common Stock on the date of the sale, transfer or disposition.

          12.2 Financial Need. Notwithstanding the foregoing, if a participant who owns Common Stock subject to the foregoing restriction is determined by the Board in its discretion to have a serious financial need for the proceeds of the sale of such Common Stock, then upon application made by the participant, the Board shall consent to a sale of such Common Stock to the extent necessary to satisfy the serious financial need, and the participant will not be required to remit to the Company the amounts described in paragraph 12.1 above.

     13. Employee's Rights as a Stockholder.

          13.1 No participating employee shall have any right as a stockholder with respect to any shares under the Plan until the shares have been purchased in accordance with Section 11 above and the purchase has been evidenced on the ownership records of the Company.

          13.2 Shares purchased in an offering shall be reflected by means of a book entry record maintained by the Company or its designated agent, unless you request the certificate be delivered with such shares, according to procedures established by the Company.

          13.3 The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1993 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

     14. Withdrawal.

          14.1 An employee may withdraw from the Plan, in whole but not in part, at any time prior to the last business day of each offering by delivering a withdrawal notice ("Withdrawal Notice") to the Company at least 15 business days prior to the end of such offering, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

          14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8. His or her re-entry into the Plan cannot, however, become effective before the beginning of the next offering following his or her withdrawal.

          14.3 An employee may elect to discontinue his or her Base Pay deductions during the course of a particular offering, at any time prior to the last business day preceding the final Pay Day during such offering by delivering an election to discontinue deductions to the Company, and such election shall not constitute a withdrawal for the purpose of this Section
     14. In the event that an employee elects to discontinue his or her Base Pay deductions pursuant to this Paragraph 14.3, the employee shall remain a participant in such offering and shall be entitled to purchase from the Company such number of full shares of Common Stock as set forth in and in accordance with Section 11 of the Plan.

     15. No Carryover of Account. Unless a participating employee elects not to carryover the balance of his or her Account to the next offering, the Company shall carryover the balance of his or her Account to the next offering; provided that only amounts less than the price of a single share in an offering may be carried over from the offering to the next offering. Upon termination of the Plan, the balance of each employee" Account shall be returned to him or her.

     16. Interest. No interest will be paid or allowed on any money in the Accounts of participating employees.

     17. Rights Not Transferable. No participant shall be permitted to sell, assign, transfer, pledge or otherwise dispose of or encumber either the Base Pay deductions credited to his or her Account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Section 14.

     18. Termination of Employee's Rights. An employee's rights under the Plan will terminate when he or she ceases to be an employee because of resignation, layoff, or discharge. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all Base Pay deductions not used will be refunded.

     If an employee's employment shall be terminated by reason of retirement, death, or disability prior to the end of an offering, he or she (or his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, within 90 days thereafter, to elect to have the balance of his or her Account either paid to him or her in cash or applied at the end of the current offering toward the purchase of Common Stock.

     19. Administration of the Plan. The Plan shall be administered by the Board, which, to the extent it shall determine, may delegate its powers with respect to administration of the Plan (except its powers under Section 20 of the Plan) to the an individual or committee of individuals. If the Board chooses to appoint an individual or administrative committee, references hereinafter to the Board (except in Section 20) should be deemed to refer to such individual or committee. Subject to the express provisions of the Plan, the Board may interpret the Plan, proscribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the Common Stock purchase rights granted hereunder and make all other determinations necessary or advisable for administration of the Plan. The determination of the Board on all matters regarding the Plan shall be conclusive. A member of the Board shall only be liable for any action taken or determination made in bad faith.

     20. Termination and Amendments to Plan. The Plan may be terminated at any time by the Board. It will terminate in any case on the date on which all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased. Upon such termination or any other termination of the Plan, all Base Pay deductions not used to purchase shares will be refunded.

     The Board also reserves the right to amend the Plan from time to time in any respect, provided, however, that no amendment shall be effective without prior approval of the stockholders (a) which would, except as provided in Sections 6 and 7, increase the aggregate number of shares of Common Stock to be issued under the Plan, (b) which would change the class of employees eligible to receive options under the Plan or (c) if such amendment requires stockholder approval for any other reason in order for the Plan to be eligible or continue to qualify for the benefits conferred by Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements. No amendment may adversely affect an outstanding option without the consent of the holder thereof unless such amendment is required by law.

     21. Approval of Stockholders. The Plan shall be approved by the holders of a majority of the outstanding shares of Common Stock of the Company within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors. The Plan was approved by the Board on August 27, 1998.

PROXY                                                                   PROXY


                            METAL MANAGEMENT, INC.
                          500 NORTH DEARBORN STREET
                                  SUITE 405
                            CHICAGO,ILLINOIS 60610

        THIS PROXY IS SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned appoints T. Benjamin Jennings, Gerard M. Jacobs and Albert A. Cozzi, and each of them, as Proxy, each with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Metal Management, Inc. held of record by the undersigned on October 2, 1998, at the Annual Meeting of Stockholders to be held on November 2, 1998 or any adjournment thereof.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on reverse side.)

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

1.  ELECTION OF DIRECTORS -             For  Withhold  For All  2.  Proposal to approve the Company's Amended
    Nominees: Albert A. Cozzi; Frank    All     All    Except       and Restated Certificate of Incorporation  For  Against  Abstain
    J. Cozzi; Gregory P. Cozzi; Rod     [ ]     [ ]      [ ]        which would increase the number of          [ ]    [ ]      [ ]
    F. Dammeyer; George A. Isaac III;                               authorized shares of Common Stock form
    Gerard M. Jacobs; T. Benjamin                                   80,000,000 to 140,000,000 and eliminate
    Jennings; Kenneth A. Merlau;                                    the ability of stockholders to act by
    Joseph F. Naporano; William T.                                  written consent.
    Proler

------------------------------------------                      3.  Proposal to amend the Company's 1995        [ ]    [ ]      [ ]
(Except nominees written above)                                     Stock Plan to increase the number of shares
                                                                    of Common Stock authorized for issuance
                                                                    thereunder from 2,600,000 to 5,200,000.


                                                                4.  Proposal to approve the Company's 1998      [ ]    [ ]      [ ]
                                                                    Director Compensation Plan.

                                                                5.  Proposal to approve the Company's 1998      [ ]    [ ]      [ ]
                                                                    Employee Stock Purchase Plan.

                                                                6.  Proposal to approve the selection of
                                                                    PricewaterhouseCoopers LLP as the
                                                                    independent public accountants of the
                                                                    Company for the fiscal year ended March
                                                                    31, 1999.

                                                                7.  In his discretion, the Proxy is authorized
                                                                    to vote upon such other business as may
                                                                    properly come before the meeting or any
                                                                    adjournment thereof.


                                                                 This Proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3, 4, 5, and 6.


                                                                 PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE.

                                                                 When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign, in partnership name by an authorized person.


                                                                                               Date_________________________, 1998

                                                                 Signature(s)____________________________________________________


                                                                 ----------------------------------------------------------------
                                                                 If signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.

                                                                 Title___________________________________________________________

                            YOUR VOTE IS IMPORTANT!

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.